UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 through June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2014

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (“S&P 500 Index”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Mid cap stocks mostly performed in line with large cap and small cap issues. Within the mid cap asset class, the health care and telecommunication services sectors were among the strongest performers, while the consumer discretionary and financials sectors were among the weakest performers. The S&P 500 Index returned 24.61% and the Russell 1000 Index returned 25.35% for the twelve month period. The Russell Midcap Index returned 26.85%, while the Russell Midcap Value Index returned 27.76% and the Russell Midcap Growth Index returned 26.04% for the twelve month period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	31.04%
Russell 3000 Growth Index	26.75%

Net Assets as of 6/30/2014 (In Thousands)	$3,565,207

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the technology and financial service sectors was the leading contribution to performance relative to the Benchmark, while the Fund’s security selection in the energy sector and its overweight position in the consumer discretionary sector detracted from relative performance, though in the latter case the impact was not as significant.

Leading individual contributors to relative performance included the Fund’s positions in Illumina Inc., Acuity Brands Inc. and its underweight position in IBM Corp. Shares of Illumina, a medical technology company, rose on better than expected sales and its dominant position in a large clinical diagnostics market. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction, as well as the company’s growth in energy efficient and digitized lighting. Shares of IBM, an information technology company, remained weak on continued deterioration in its hardware business and declining free cash flow generation, and the Fund’s lack of a position in the stock helped its relative performance.

Individual detractors from relative performance included Lululemon Athletica Inc., Aegerion Pharmaceuticals Inc. and its underweight position in Schlumberger Ltd. Shares of Lululemon, a maker of athletic apparel not held in the Benchmark, fell on the company’s reduced earnings forecast, and its continued struggle to regain lost sales momentum due to product missteps. Shares of Aegerion, a drug maker focused on treatments of lipid (cholesterol) disorders, traded lower after the company lowered its revenue forecast amid broad weakness in the biotechnology sector in 2014. Shares of Schlumberger, an oilfield services company, traded higher on the company’s better-than-expected forecast for long-term profit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class C	3.7%
2.	Gilead Sciences, Inc.	3.2
3.	Apple, Inc.	2.2
4.	Facebook, Inc., Class A	2.1
5.	MasterCard, Inc., Class A	2.0
6.	Acuity Brands, Inc.	1.9
7.	Amazon.com, Inc.	1.9
8.	Illumina, Inc.	1.7
9.	Priceline Group, Inc. (The)	1.7
10.	Affiliated Managers Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.1%
Consumer Discretionary	19.8
Health Care	17.4
Industrials	16.2
Financials	9.2
Energy	4.9
Materials	3.3
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		31.04%	20.60%	10.88%
With Sales Charge*		24.17	19.29	10.28
CLASS B SHARES	October 29, 1999
Without CDSC		30.40	20.01	10.35
With CDSC**		25.40	19.81	10.35
CLASS C SHARES	May 1, 2006
Without CDSC		30.37	19.98	10.26
With CDSC***		29.37	19.98	10.26
CLASS R5 SHARES	January 8, 2009	31.58	21.11	11.21
CLASS R6 SHARES	December 23, 2013	31.67	21.13	11.22
SELECT CLASS SHARES	May 1, 2006	31.25	20.85	11.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6

Shares prior to its inception date are based on the performance of Class R5 Shares from January 9, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.55%
Russell Midcap Index	26.85%

Net Assets as of 6/30/2014 (In Thousands)	$2,773,170

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the financials and health care sectors was the leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and energy sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in Illumina Inc., Acuity Brands Inc. and Electronic Arts Inc. Shares of Illumina, a medical technology company, rose on better than expected sales of its gene sequencing products. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting. Shares of Electronic Arts, a maker of video games, gained from better-than-expected sales.

Leading individual detractors from relative performance included Lululemon Athletica Inc. and the Fund’s underweight positions in Forest Laboratories Inc. and Micron Technology Inc. Shares of Lululemon, a maker of athletic apparel not held in the Benchmark, traded lower as the company reduced its earnings forecast and continued to struggle to recover lost sales momentum from product missteps. Shares of Micron Technology, a maker of semiconductor devices, gained from a jump in quarterly sales and strong profit growth. Shares of Forest Laboratories, a specialty pharmaceuticals company, rose on the company’s acquisition by Activis PLC.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.5%
2.	Carlisle Cos., Inc.	1.2
3.	Illumina, Inc.	1.2
4.	Humana, Inc.	1.2
5.	Mohawk Industries, Inc.	1.1
6.	Sherwin-Williams Co. (The)	1.1
7.	MSC Industrial Direct Co., Inc., Class A	1.0
8.	Fortune Brands Home & Security, Inc.	1.0
9.	Affiliated Managers Group, Inc.	1.0
10.	Alliance Data Systems Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.5%
Consumer Discretionary	19.4
Information Technology	15.4
Industrials	15.0
Health Care	9.1
Energy	5.5
Materials	4.8
Utilities	4.5
Consumer Staples	2.8
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		28.13%	21.22%	10.10%
With Sales Charge*		21.40	19.92	9.50
CLASS C SHARES	November 2, 2009
Without CDSC		27.51	20.66	9.84
With CDSC**		26.51	20.66	9.84
CLASS R2 SHARES	March 14, 2014	28.04	21.20	10.09
CLASS R5 SHARES	March 14, 2014	28.61	21.62	10.28
CLASS R6 SHARES	March 14, 2014	28.63	21.62	10.28
SELECT CLASS SHARES	January 1, 1997	28.55	21.61	10.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	34.18%
Russell Midcap Growth Index	26.04%

Net Assets as of 6/30/2014 (In Thousands)	$2,181,804

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities. Effective July 23, 2014, when shareholders of the Fund approved a change in the Fund’s investment objective, the Fund seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the health care and financial services sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy sector and its underweight position in the utilities sector were the leading detractors from relative performance.

Leading individual contributors to relative performance included Illumina Inc., Delta Air Lines Inc. and Acuity Brands Inc. Shares of Illumina, a medical technology company, rose on better than expected sales of its gene sequencing products. Shares of Delta Air Lines benefitted from improvement in the overall outlook for the airline industry, as well as strong capacity discipline and utilization. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting.

Leading individual detractors from relative performance included Lululemon Athletica Inc., Urban Outfitters Inc. and CommVault Systems Inc. Shares of Lululemon, an athletic apparel maker not held in the Benchmark, traded lower as the company reduced its earnings forecast and continued to struggle to recover lost sales momentum from product missteps. Shares of Urban Outfitters, an apparel retailer, struggled amid a challenging environment for apparel retailers. Shares of CommVault, a software company not held in the Benchmark, fell on weak quarterly earnings and a tepid sales outlook.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Illumina, Inc.	2.4%
2.	Affiliated Managers Group, Inc.	2.0
3.	Alliance Data Systems Corp.	1.9
4.	Acuity Brands, Inc.	1.9
5.	Michael Kors Holdings Ltd., (Hong Kong)	1.8
6.	Electronic Arts, Inc.	1.8
7.	Applied Materials, Inc.	1.7
8.	CBRE Group, Inc., Class A	1.7
9.	Pall Corp.	1.6
10.	Concho Resources, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.9%
Information Technology	21.5
Industrials	20.6
Health Care	12.7
Financials	11.4
Energy	6.4
Materials	2.0
Consumer Staples	0.5
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		33.79%	21.32%	9.88%
With Sales Charge*		26.77	20.01	9.29
CLASS B SHARES	January 14, 1994
Without CDSC		33.13	20.69	9.36
With CDSC**		28.13	20.50	9.36
CLASS C SHARES	November 4, 1997
Without CDSC		33.18	20.70	9.25
With CDSC***		32.18	20.70	9.25
CLASS R2 SHARES	June 19, 2009	33.57	21.12	9.71
CLASS R5 SHARES	November 1, 2011	34.38	21.79	10.24
CLASS R6 SHARES	November 1, 2011	34.43	21.82	10.25
SELECT CLASS SHARES	March 2, 1989	34.18	21.69	10.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.88%
Russell Midcap Value Index	27.76%

Net Assets as of 6/30/2014 (In Thousands)	$15,645,585

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the information technology and consumer discretionary sectors was the leading detractor from performance relative to the Benchmark, while security selection and an underweight position in the financials sector, and security selection in the consumer staples sector, were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Micron Technologies Inc. and Forest Laboratories Inc. and its position in Bed Bath & Beyond Inc. Shares of Micron Technologies, a semiconductor maker, rose on a 72% increase in quarterly sales. Shares of Forest Labs, a specialty pharmaceuticals company, gained from the company’s acquisition by Actavis PLC. The Fund’s lack of a position in both Micron Technologies and Forest Labs detracted from relative performance. Shares of Bed Bath & Beyond, an operator of retail chain stores, fell after the company issued a quarterly earnings forecast that was below analysts’ expectations.

Leading individual contributors to relative performance included the Fund’s positions in Ball Corp., Energen Corp. and Ameriprise Financial Inc. Shares of Ball Corp., a packaging supplier, rose after the company reaffirmed its outlook for earnings. Shares of Energen, a producer of oil and natural gas, gained from the continued strength of the domestic energy sector. Shares of Ameriprise, a diversified financial services company, rose after the company posted a 19% increase in quarterly profit and initiated a $2.5 billion share repurchase program.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund continued to have a large overweight position in consumer discretionary stocks. The Fund’s largest underweight position remained the financial sector due to the portfolio’s underweighting of real estate investment trusts (REITs), based on their valuations. However, the Fund’s portfolio managers have been slowly and selectively adding positions in certain REITs that they believe have niche business models.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.8%
2.	Loews Corp.	1.6
3.	Gap, Inc. (The)	1.6
4.	Ameriprise Financial, Inc.	1.6
5.	Kohl’s Corp.	1.5
6.	Fifth Third Bancorp	1.5
7.	Expedia, Inc.	1.5
8.	Ball Corp.	1.5
9.	Cigna Corp.	1.4
10.	Amphenol Corp., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.3%
Consumer Discretionary	16.4
Industrials	9.6
Information Technology	9.6
Utilities	9.1
Materials	7.7
Health Care	5.6
Consumer Staples	5.1
Energy	4.7
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		23.25%	21.50%	10.06%
With Sales Charge*		16.76	20.20	9.46
CLASS B SHARES	April 30, 2001
Without CDSC		22.67	20.90	9.60
With CDSC**		17.67	20.71	9.60
CLASS C SHARES	April 30, 2001
Without CDSC		22.63	20.88	9.49
With CDSC***		21.63	20.88	9.49
CLASS R2 SHARES	November 3, 2008	22.94	21.18	9.90
INSTITUTIONAL CLASS SHARES	November 13, 1997	23.88	22.11	10.60
SELECT CLASS SHARES	October 31, 2001	23.59	21.81	10.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.51%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Net Assets as of 6/30/14 (In Thousands)	$451,002

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the 12 months ended June 30, 2014. The Fund’s security selection process produced positive returns in the information technology and industrials sectors and negative returns in the energy and consumer discretionary sectors.

Individual contributors to Fund returns included long positions in Pitney Bowes Inc., Pilgrim’s Pride Corp. and ITT Corp. Shares of Pitney Bowes, a maker of mail processing equipment, software and services, rose on the company’s good cash flow and expanding profit margins. Shares of Pilgrim’s Pride, a poultry processor, gained due to rising profits from increased chicken demand and lower input costs. Shares of ITT Corp., a diversified maker of industrial components and technology, strengthened after the company raised its estimates for revenue and earnings.

Individual detractors from Fund returns included short positions in SunEdison Inc., Concho Resources Inc. and Golar LNG Ltd. Shares of SunEdison, a maker of silicon wafers and solar energy products, gained from the continued expansion of its solar energy business. Shares of Concho Resources, an independent oil and natural gas producer, rose after the company lifted its production estimates. Shares of Golar LNG, an operator of liquefied natural gas carriers and storage units, gained from overall strength in the energy infrastructure segment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Hewlett-Packard Co.	1.1%
2.	Kroger Co. (The)	1.1
3.	WellPoint, Inc.	1.0
4.	RLJ Lodging Trust	1.0
5.	Lexmark International, Inc., Class A	1.0
6.	Lam Research Corp.	1.0
7.	Medtronic, Inc.	1.0
8.	UGI Corp.	1.0
9.	Pfizer, Inc.	1.0
10.	AES Corp.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Integrys Energy Group, Inc.	1.3%
2.	Praxair, Inc.	1.2
3.	Cepheid, Inc.	1.2
4.	Avago Technologies Ltd.	1.2
5.	Madison Square Garden Co. (The), Class A	1.2
6.	Copart, Inc.	1.1
7.	NetSuite, Inc.	1.1
8.	National Instruments Corp.	1.1
9.	NCR Corp.	1.1
10.	McDermott International, Inc.	1.1

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.0%
Consumer Discretionary	15.6
Industrials	14.0
Health Care	10.6
Consumer Staples	7.3
Financials	5.2
Energy	5.1
Materials	5.0
Utilities	3.4
Telecommunication Services	1.5
Short-Term Investment	12.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.9%
Industrials	17.7
Consumer Discretionary	17.0
Health Care	11.2
Energy	8.7
Consumer Staples	8.7
Materials	5.3
Financials	5.2
Utilities	3.9
Telecommunication Services	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		1.23%	(0.59)%	0.71%
With Sales Charge*		(4.07)	(1.67)	0.16
CLASS B SHARES	May 23, 2003
Without CDSC		0.86	(1.27)	0.09
With CDSC**		(4.14)	(1.70)	0.09
CLASS C SHARES	May 23, 2003
Without CDSC		0.75	(1.27)	(0.01)
With CDSC***		(0.25)	(1.27)	(0.01)
SELECT CLASS SHARES	May 23, 2003	1.51	(0.35)	0.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Average from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	22.77%
Russell 3000 Value Index	23.71%

Net Assets as of 6/30/2014 (In Thousands)	$7,693,444

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the information technology and materials sectors was the leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and energy sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bed Bath & Beyond Inc. and PetSmart Inc. and its underweight position in Apple Inc. Shares of Bed Bath & Beyond, an operator of retail chain stores, weakened after the company issued an earnings forecast that was below analysts’ expectations. Shares of PetSmart, a provider of pet foods and services, sank after the company’s forecast for earnings and sales was below analysts’ estimates. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products.

Leading individual contributors to relative performance included Hanesbrands Inc., Legg Mason Inc. and Walgreen Co. Shares of Hanesbrands, a maker of branded apparel, gained after the company reaffirmed its earnings and revenue forecasts. Shares of Legg Mason, a global asset management company, rose on earnings guidance above analysts’ estimates. Shares of Walgreen, a retail drug store chain, strengthened on the company’s forecast for revenue above analysts’ expectations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight continued to be the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight was the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.8%
2.	Wells Fargo & Co.	3.5
3.	Johnson & Johnson	2.3
4.	Pfizer, Inc.	2.1
5.	Loews Corp.	2.1
6.	Capital One Financial Corp.	1.8
7.	Merck & Co., Inc.	1.8
8.	Bank of America Corp.	1.5
9.	Kohl’s Corp.	1.5
10.	American International Group, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.6%
Consumer Discretionary	15.8
Energy	9.3
Health Care	8.8
Industrials	6.6
Information Technology	6.4
Utilities	5.7
Consumer Staples	4.4
Materials	3.1
Telecommunication Services	1.2
Short-Term Investment	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2005
Without Sales Charge		22.19%	21.29%	9.76%
With Sales Charge*		15.75	19.98	9.13
CLASS C SHARES	February 28, 2005
Without CDSC		21.58	20.69	9.22
With CDSC**		20.58	20.69	9.22
INSTITUTIONAL CLASS SHARES	February 28, 2005	22.77	21.90	10.25
SELECT CLASS SHARES	February 28, 2005	22.49	21.59	10.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Consumer Discretionary — 19.9%
	Auto Components — 1.1%
588	BorgWarner, Inc.	38,325

	Automobiles — 3.6%
1,079	General Motors Co.	39,150
725	Harley-Davidson, Inc.	50,627
153	Tesla Motors, Inc. (a)	36,729

		126,506

	Hotels, Restaurants & Leisure — 3.0%
1,505	Hilton Worldwide Holdings, Inc. (a)	35,057
437	Las Vegas Sands Corp.	33,339
505	Starbucks Corp.	39,092

		107,488

	Household Durables — 1.9%
278	Mohawk Industries, Inc. (a)	38,445
815	Toll Brothers, Inc. (a)	30,084

		68,529

	Internet & Catalog Retail — 4.5%
210	Amazon.com, Inc. (a)	68,171
75	Netflix, Inc. (a)	32,825
51	Priceline Group, Inc. (The) (a)	61,113

		162,109

	Specialty Retail — 3.2%
217	Advance Auto Parts, Inc.	29,318
575	Home Depot, Inc. (The)	46,576
534	Williams-Sonoma, Inc.	38,331

		114,225

	Textiles, Apparel & Luxury Goods — 2.6%
623	Lululemon Athletica, Inc., (Canada) (a)	25,211
591	Michael Kors Holdings Ltd., (Hong Kong) (a)	52,365
764	Vera Bradley, Inc. (a)	16,698

		94,274

	Total Consumer Discretionary	711,456

	Energy — 5.0%
	Energy Equipment & Services — 2.2%
227	Dril-Quip, Inc. (a)	24,743
457	Schlumberger Ltd.	53,856

		78,599

	Oil, Gas & Consumable Fuels — 2.8%
424	Antero Resources Corp. (a)	27,807
242	Concho Resources, Inc. (a)	34,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
443	Phillips 66	35,606

		98,368

	Total Energy	176,967

	Financials — 9.3%
	Banks — 1.9%
872	East West Bancorp, Inc.	30,515
304	Signature Bank (a)	38,333

		68,848

	Capital Markets — 4.3%
292	Affiliated Managers Group, Inc. (a)	59,956
607	Apollo Global Management LLC, Class A	16,839
858	Lazard Ltd., (Bermuda), Class A	44,233
1,024	TD Ameritrade Holding Corp.	32,109

		153,137

	Diversified Financial Services — 1.1%
446	Moody’s Corp.	39,079

	Insurance — 0.5%
446	AmTrust Financial Services, Inc.	18,661

	Real Estate Management & Development — 1.5%
1,595	CBRE Group, Inc., Class A (a)	51,114

	Total Financials	330,839

	Health Care — 17.6%
	Biotechnology — 8.9%
457	Aegerion Pharmaceuticals, Inc. (a)	14,655
206	Alexion Pharmaceuticals, Inc. (a)	32,172
169	Biogen Idec, Inc. (a)	53,319
590	Celgene Corp. (a)	50,669
1,377	Gilead Sciences, Inc. (a)	114,134
131	Regeneron Pharmaceuticals, Inc. (a)	36,947
178	Vertex Pharmaceuticals, Inc. (a)	16,891

		318,787

	Health Care Equipment & Supplies — 0.6%
1,286	Novadaq Technologies, Inc., (Canada) (a)	21,192

	Health Care Providers & Services — 2.5%
702	Acadia Healthcare Co., Inc. (a)	31,950
451	Premier, Inc., Class A (a)	13,082
533	UnitedHealth Group, Inc.	43,606

		88,638

	Health Care Technology — 0.6%
805	Veeva Systems, Inc., Class A (a)	20,495

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 3.5%
746	Agilent Technologies, Inc.	42,839
660	Fluidigm Corp. (a)	19,401
344	Illumina, Inc. (a)	61,328

		123,568

	Pharmaceuticals — 1.5%
1,349	Nektar Therapeutics (a)	17,297
298	Valeant Pharmaceuticals International, Inc. (a)	37,609

		54,906

	Total Health Care	627,586

	Industrials — 16.4%
	Aerospace & Defense — 1.1%
157	Precision Castparts Corp.	39,576

	Airlines — 1.2%
1,080	Delta Air Lines, Inc.	41,833

	Building Products — 1.5%
1,011	Fortune Brands Home & Security, Inc.	40,381
533	Trex Co., Inc. (a)	15,361

		55,742

	Electrical Equipment — 2.0%
507	Acuity Brands, Inc.	70,038

	Industrial Conglomerates — 1.2%
479	Carlisle Cos., Inc.	41,508

	Machinery — 3.1%
520	Flowserve Corp.	38,633
571	Pall Corp.	48,766
230	WABCO Holdings, Inc. (a)	24,547

		111,946

	Marine — 1.1%
337	Kirby Corp. (a)	39,429

	Road & Rail — 2.4%
259	Canadian Pacific Railway Ltd., (Canada)	46,825
593	Old Dominion Freight Line, Inc. (a)	37,791

		84,616

	Trading Companies & Distributors — 2.8%
1,508	HD Supply Holdings, Inc. (a)	42,812
556	Rush Enterprises, Inc., Class A (a)	19,280
359	Watsco, Inc.	36,860

		98,952

	Total Industrials	583,640

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 27.4%
	Communications Equipment — 1.6%
1,318	Ciena Corp. (a)	28,546
351	Palo Alto Networks, Inc. (a)	29,406

		57,952

	Electronic Equipment, Instruments & Components — 1.0%
367	Amphenol Corp., Class A	35,386

	Internet Software & Services — 8.3%
559	Dealertrack Technologies, Inc. (a)	25,336
1,123	Facebook, Inc., Class A (a)	75,580
234	Google, Inc., Class C (a)	134,615
310	OpenTable, Inc. (a)	32,137
580	Trulia, Inc. (a)	27,476

		295,144

	IT Services — 4.5%
170	Alliance Data Systems Corp. (a)	47,869
844	Cognizant Technology Solutions Corp., Class A (a)	41,280
959	MasterCard, Inc., Class A	70,443

		159,592

	Semiconductors & Semiconductor Equipment — 3.7%
1,830	Applied Materials, Inc.	41,266
553	Avago Technologies Ltd., (Singapore)	39,840
786	Lam Research Corp.	53,098

		134,204

	Software — 6.0%
571	Adobe Systems, Inc. (a)	41,346
417	CommVault Systems, Inc. (a)	20,479
1,559	Electronic Arts, Inc. (a)	55,936
510	FireEye, Inc. (a)	20,676
420	ServiceNow, Inc. (a)	26,042
404	Splunk, Inc. (a)	22,326
301	Workday, Inc., Class A (a)	27,057

		213,862

	Technology Hardware, Storage & Peripherals — 2.3%
873	Apple, Inc.	81,114

	Total Information Technology	977,254

	Materials — 3.3%
	Chemicals — 3.3%
325	Ecolab, Inc.	36,197
228	PPG Industries, Inc.	47,956

167	Sherwin-Williams Co. (The)	34,492

	Total Materials	118,645

	Total Common Stocks (Cost $2,556,819)	3,526,387

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
75,074	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $75,074)	75,074

	Total Investments — 101.0% (Cost $2,631,893)	3,601,461
	Liabilities in Excess of Other Assets — (1.0)%	(36,254)

	NET ASSETS — 100.0%	$3,565,207

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 19.4%
	Auto Components — 0.7%
300	BorgWarner, Inc.	19,551

	Automobiles — 1.4%
283	Harley-Davidson, Inc.	19,742
83	Tesla Motors, Inc. (a)	19,805

		39,547

	Hotels, Restaurants & Leisure — 2.8%
28	Chipotle Mexican Grill, Inc. (a)	16,709
577	Hilton Worldwide Holdings, Inc. (a)	13,435
167	Marriott International, Inc., Class A	10,726
338	Norwegian Cruise Line Holdings Ltd. (a)	10,730
63	Panera Bread Co., Class A (a)	9,379
64	Starwood Hotels & Resorts Worldwide, Inc.	5,210
50	Wynn Resorts Ltd.	10,316

		76,505

	Household Durables — 2.0%
233	Jarden Corp. (a)	13,832
220	Mohawk Industries, Inc. (a)	30,386
320	Toll Brothers, Inc. (a)	11,819

		56,037

	Internet & Catalog Retail — 1.9%
255	Expedia, Inc.	20,071
43	Netflix, Inc. (a)	18,946
111	TripAdvisor, Inc. (a)	12,061

		51,078

	Media — 1.4%
73	CBS Corp. (Non-Voting), Class B	4,527
330	Clear Channel Outdoor Holdings, Inc., Class A	2,700
220	DISH Network Corp., Class A (a)	14,331
396	Gannett Co., Inc.	12,391
238	Time, Inc. (a)	5,765

		39,714

	Multiline Retail — 1.6%
242	Big Lots, Inc. (a)	11,050
82	Family Dollar Stores, Inc.	5,454
397	Kohl’s Corp.	20,905
106	Nordstrom, Inc.	7,199

		44,608

	Specialty Retail — 5.1%
114	Advance Auto Parts, Inc.	15,381
24	AutoZone, Inc. (a)	12,935
168	Bed Bath & Beyond, Inc. (a)	9,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
276	Best Buy Co., Inc.	8,574
509	Gap, Inc. (The)	21,161
94	PetSmart, Inc.	5,640
142	Signet Jewelers Ltd., (Bermuda)	15,715
109	Tiffany & Co.	10,936
67	TJX Cos., Inc. (The)	3,537
124	Ulta Salon Cosmetics & Fragrance, Inc. (a)	11,344
319	Urban Outfitters, Inc. (a)	10,788
234	Williams-Sonoma, Inc.	16,766

		142,424

	Textiles, Apparel & Luxury Goods — 2.5%
241	Lululemon Athletica, Inc., (Canada) (a)	9,750
277	Michael Kors Holdings Ltd., (Hong Kong) (a)	24,574
72	PVH Corp.	8,416
134	Ralph Lauren Corp.	21,492
80	V.F. Corp.	5,049

		69,281

	Total Consumer Discretionary	538,745

	Consumer Staples — 2.8%
	Beverages — 0.8%
11	Brown-Forman Corp., Class B	1,035
55	Constellation Brands, Inc., Class A (a)	4,876
275	Dr. Pepper Snapple Group, Inc.	16,092

		22,003

	Food & Staples Retailing — 1.2%
354	Kroger Co. (The)	17,509
1,228	Rite Aid Corp. (a)	8,808
211	Sprouts Farmers Market, Inc. (a)	6,891

		33,208

	Food Products — 0.4%
103	Hershey Co. (The)	10,078

	Household Products — 0.4%
96	Energizer Holdings, Inc.	11,730

	Total Consumer Staples	77,019

	Energy — 5.5%
	Energy Equipment & Services — 0.5%
47	Dril-Quip, Inc. (a)	5,084
355	Frank’s International N.V., (Netherlands)	8,726

		13,810

	Oil, Gas & Consumable Fuels — 5.0%
161	Antero Resources Corp. (a)	10,560
329	Cabot Oil & Gas Corp.	11,242

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
150	Concho Resources, Inc. (a)	21,617
168	Energen Corp.	14,893
113	EQT Corp.	12,119
483	Laredo Petroleum Holdings, Inc. (a)	14,948
266	PBF Energy, Inc., Class A	7,089
273	Plains All American Pipeline LP	16,412
324	QEP Resources, Inc.	11,195
267	Southwestern Energy Co. (a)	12,149
121	Williams Cos., Inc. (The)	7,057

		139,281

	Total Energy	153,091

	Financials — 19.5%
	Banks — 3.9%
119	City National Corp.	8,987
349	East West Bancorp, Inc.	12,208
950	Fifth Third Bancorp	20,292
146	First Republic Bank	8,029
612	Huntington Bancshares, Inc.	5,839
136	M&T Bank Corp.	16,905
125	Signature Bank (a)	15,709
392	SunTrust Banks, Inc.	15,691
193	Zions Bancorporation	5,701

		109,361

	Capital Markets — 5.0%
131	Affiliated Managers Group, Inc. (a)	26,887
171	Ameriprise Financial, Inc.	20,474
326	Blackstone Group LP (The)	10,905
350	Invesco Ltd.	13,200
384	Lazard Ltd., (Bermuda), Class A	19,783
130	Legg Mason, Inc.	6,645
197	Northern Trust Corp.	12,649
173	T. Rowe Price Group, Inc.	14,567
400	TD Ameritrade Holding Corp.	12,534

		137,644

	Consumer Finance — 0.4%
444	Ally Financial, Inc. (a)	10,617

	Diversified Financial Services — 0.8%
239	Moody’s Corp.	20,933

	Insurance — 4.9%
20	Alleghany Corp. (a)	8,827
152	Aon plc, (United Kingdom)	13,649
125	Chubb Corp. (The)	11,479
359	Hartford Financial Services Group, Inc. (The)	12,867

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
505	Loews Corp.	22,232
485	Marsh & McLennan Cos., Inc.	25,124
396	Old Republic International Corp.	6,555
333	Unum Group	11,582
248	W.R. Berkley Corp.	11,497
387	XL Group plc, (Ireland)	12,662

		136,474

	Real Estate Investment Trusts (REITs) — 3.4%
208	American Campus Communities, Inc.	7,940
92	AvalonBay Communities, Inc.	13,150
269	Brixmor Property Group, Inc.	6,178
429	General Growth Properties, Inc.	10,098
586	Kimco Realty Corp.	13,473
238	Rayonier, Inc.	8,451
158	Regency Centers Corp.	8,785
145	Vornado Realty Trust	15,458
322	Weyerhaeuser Co.	10,671

		94,204

	Real Estate Management & Development — 1.0%
270	Brookfield Property Partners LP	5,627
707	CBRE Group, Inc., Class A (a)	22,649

		28,276

	Thrifts & Mortgage Finance — 0.1%
418	Hudson City Bancorp, Inc.	4,111

	Total Financials	541,620

	Health Care — 9.1%
	Biotechnology — 0.9%
56	Alexion Pharmaceuticals, Inc. (a)	8,781
162	Vertex Pharmaceuticals, Inc. (a)	15,291

		24,072

	Health Care Equipment & Supplies — 1.0%
271	CareFusion Corp. (a)	12,028
182	Sirona Dental Systems, Inc. (a)	14,966

		26,994

	Health Care Providers & Services — 4.3%
185	AmerisourceBergen Corp.	13,417
641	Brookdale Senior Living, Inc. (a)	21,387
211	Cigna Corp.	19,435
408	Envision Healthcare Holdings, Inc. (a)	14,666
70	Henry Schein, Inc. (a)	8,363
258	Humana, Inc.	32,984
291	Premier, Inc., Class A (a)	8,445

		118,697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 2.1%
293	Agilent Technologies, Inc.	16,825
410	Bruker Corp. (a)	9,939
186	Illumina, Inc. (a)	33,276

		60,040

	Pharmaceuticals — 0.8%
68	Jazz Pharmaceuticals plc (a)	9,938
96	Valeant Pharmaceuticals International, Inc. (a)	12,145

		22,083

	Total Health Care	251,886

	Industrials — 15.0%
	Airlines — 0.7%
528	Delta Air Lines, Inc.	20,452

	Building Products — 1.0%
678	Fortune Brands Home & Security, Inc.	27,077

	Commercial Services & Supplies — 0.5%
129	Stericycle, Inc. (a)	15,224

	Construction & Engineering — 0.3%
121	Fluor Corp.	9,282

	Electrical Equipment — 2.7%
193	Acuity Brands, Inc.	26,627
245	AMETEK, Inc.	12,812
191	Generac Holdings, Inc. (a)	9,304
93	Hubbell, Inc., Class B	11,504
178	Regal-Beloit Corp.	13,959

		74,206

	Industrial Conglomerates — 1.2%
384	Carlisle Cos., Inc.	33,279

	Machinery — 4.0%
133	Colfax Corp. (a)	9,884
233	Flowserve Corp.	17,309
201	IDEX Corp.	16,232
133	Middleby Corp. (The) (a)	10,960
257	Pall Corp.	21,912
238	Rexnord Corp. (a)	6,701
132	Snap-on, Inc.	15,661
127	WABCO Holdings, Inc. (a)	13,523

		112,182

	Marine — 0.7%
155	Kirby Corp. (a)	18,145

	Professional Services — 0.6%
218	Equifax, Inc.	15,805

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.2%
102	Canadian Pacific Railway Ltd., (Canada)	18,404
514	Hertz Global Holdings, Inc. (a)	14,407

		32,811

	Trading Companies & Distributors — 2.1%
601	HD Supply Holdings, Inc. (a)	17,071
303	MSC Industrial Direct Co., Inc., Class A	29,027
107	Watsco, Inc.	11,021

		57,119

	Total Industrials	415,582

	Information Technology — 15.4%
	Communications Equipment — 1.4%
320	Aruba Networks, Inc. (a)	5,612
525	Ciena Corp. (a)	11,361
378	CommScope Holding Co., Inc. (a)	8,748
148	Palo Alto Networks, Inc. (a)	12,376

		38,097

	Electronic Equipment, Instruments & Components — 2.1%
426	Amphenol Corp., Class A	41,011
313	Arrow Electronics, Inc. (a)	18,889

		59,900

	Internet Software & Services — 0.8%
81	CoStar Group, Inc. (a)	12,828
333	Pandora Media, Inc. (a)	9,832

		22,660

	IT Services — 2.1%
95	Alliance Data Systems Corp. (a)	26,719
316	Jack Henry & Associates, Inc.	18,772
143	Sabre Corp. (a)	2,857
304	VeriFone Systems, Inc. (a)	11,161

		59,509

	Semiconductors & Semiconductor Equipment — 4.4%
320	Analog Devices, Inc.	17,295
1,055	Applied Materials, Inc.	23,792
287	Avago Technologies Ltd., (Singapore)	20,706
177	KLA-Tencor Corp.	12,892
215	Lam Research Corp.	14,523
217	NXP Semiconductor N.V., (Netherlands) (a)	14,381
366	Xilinx, Inc.	17,333

		120,922

	Software — 4.2%
290	Autodesk, Inc. (a)	16,362
165	CommVault Systems, Inc. (a)	8,093

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
668	Electronic Arts, Inc. (a)	23,950
198	FireEye, Inc. (a)	8,021
197	Guidewire Software, Inc. (a)	7,998
185	ServiceNow, Inc. (a)	11,475
143	Splunk, Inc. (a)	7,890
371	Synopsys, Inc. (a)	14,387
91	Tableau Software, Inc., Class A (a)	6,484
120	Workday, Inc., Class A (a)	10,783

		115,443

	Technology Hardware, Storage & Peripherals — 0.4%
108	SanDisk Corp.	11,268

	Total Information Technology	427,799

	Materials — 4.8%
	Chemicals — 3.0%
161	Airgas, Inc.	17,585
236	Albemarle Corp.	16,893
79	Rayonier Advanced Materials, Inc. (a)	3,071
145	Sherwin-Williams Co. (The)	29,948
140	Sigma-Aldrich Corp.	14,251

		81,748

	Construction Materials — 0.2%
73	Eagle Materials, Inc.	6,835

	Containers & Packaging — 1.6%
319	Ball Corp.	19,993
118	Rock-Tenn Co., Class A	12,426
242	Silgan Holdings, Inc.	12,293

		44,712

	Total Materials	133,295

	Utilities — 4.5%
	Electric Utilities — 1.4%
201	Edison International	11,668
374	Westar Energy, Inc.	14,290
379	Xcel Energy, Inc.	12,219

		38,177

	Gas Utilities — 0.8%
119	National Fuel Gas Co.	9,342
532	Questar Corp.	13,183

		22,525

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.3%
496	CenterPoint Energy, Inc.	12,673
420	CMS Energy Corp.	13,075
287	NiSource, Inc.	11,282
168	Sempra Energy	17,542
194	Wisconsin Energy Corp.	9,091

		63,663

	Total Utilities	124,365

	Total Common Stocks (Cost $1,965,782)	2,663,402

Short-Term Investment — 4.0%
	Investment Company — 4.0%
110,730	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $110,730)	110,730

	Total Investments — 100.0% (Cost $2,076,512)	2,774,132
	Liabilities in Excess of Other Assets — 0.0% (g)	(962)

	NET ASSETS — 100.0%	$2,773,170

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 22.5%
	Auto Components — 1.4%
468	BorgWarner, Inc.	30,476

	Automobiles — 2.8%
441	Harley-Davidson, Inc.	30,776
129	Tesla Motors, Inc. (a)	30,872

		61,648

	Hotels, Restaurants & Leisure — 4.3%
44	Chipotle Mexican Grill, Inc. (a)	26,070
898	Hilton Worldwide Holdings, Inc. (a)	20,930
518	Norwegian Cruise Line Holdings Ltd. (a)	16,421
97	Panera Bread Co., Class A (a)	14,593
77	Wynn Resorts Ltd.	15,941

		93,955

	Household Durables — 2.0%
175	Mohawk Industries, Inc. (a)	24,140
499	Toll Brothers, Inc. (a)	18,410

		42,550

	Internet & Catalog Retail — 2.2%
67	Netflix, Inc. (a)	29,564
173	TripAdvisor, Inc. (a)	18,787

		48,351

	Multiline Retail — 0.8%
377	Big Lots, Inc. (a)	17,211

	Specialty Retail — 5.0%
178	Advance Auto Parts, Inc.	23,975
221	Signet Jewelers Ltd., (Bermuda)	24,485
193	Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,670
496	Urban Outfitters, Inc. (a)	16,801
364	Williams-Sonoma, Inc.	26,128

		109,059

	Textiles, Apparel & Luxury Goods — 4.0%
375	Lululemon Athletica, Inc., (Canada) (a)	15,176
432	Michael Kors Holdings Ltd., (Hong Kong) (a)	38,314
208	Ralph Lauren Corp.	33,496

		86,986

	Total Consumer Discretionary	490,236

	Consumer Staples — 0.5%
	Food & Staples Retailing — 0.5%
328	Sprouts Farmers Market, Inc. (a)	10,716

	Energy — 6.3%
	Energy Equipment & Services — 1.0%
73	Dril-Quip, Inc. (a)	7,953

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
552	Frank’s International N.V., (Netherlands)	13,579

		21,532

	Oil, Gas & Consumable Fuels — 5.3%
251	Antero Resources Corp. (a)	16,447
513	Cabot Oil & Gas Corp.	17,510
233	Concho Resources, Inc. (a)	33,712
752	Laredo Petroleum Holdings, Inc. (a)	23,291
426	Plains All American Pipeline LP	25,575

		116,535

	Total Energy	138,067

	Financials — 11.1%
	Banks — 2.1%
584	East West Bancorp, Inc.	20,423
199	Signature Bank (a)	25,148

		45,571

	Capital Markets — 5.0%
204	Affiliated Managers Group, Inc. (a)	41,922
494	Blackstone Group LP (The)	16,530
598	Lazard Ltd., (Bermuda), Class A	30,838
623	TD Ameritrade Holding Corp.	19,525

		108,815

	Diversified Financial Services — 1.5%
372	Moody’s Corp.	32,627

	Insurance — 0.9%
236	Aon plc, (United Kingdom)	21,261

	Real Estate Management & Development — 1.6%
1,102	CBRE Group, Inc., Class A (a)	35,311

	Total Financials	243,585

	Health Care — 12.5%
	Biotechnology — 1.7%
88	Alexion Pharmaceuticals, Inc. (a)	13,734
252	Vertex Pharmaceuticals, Inc. (a)	23,831

		37,565

	Health Care Equipment & Supplies — 1.1%
283	Sirona Dental Systems, Inc. (a)	23,320

	Health Care Providers & Services — 3.8%
626	Brookdale Senior Living, Inc. (a)	20,874
636	Envision Healthcare Holdings, Inc. (a)	22,853
210	Humana, Inc.	26,875
463	Premier, Inc., Class A (a)	13,421

		84,023

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 4.3%
457	Agilent Technologies, Inc.	26,224
638	Bruker Corp. (a)	15,472
291	Illumina, Inc. (a)	51,902

		93,598

	Pharmaceuticals — 1.6%
105	Jazz Pharmaceuticals plc (a)	15,480
150	Valeant Pharmaceuticals International, Inc. (a)	18,918

		34,398

	Total Health Care	272,904

	Industrials — 20.3%
	Airlines — 1.5%
826	Delta Air Lines, Inc.	31,990

	Building Products — 1.3%
705	Fortune Brands Home & Security, Inc.	28,143

	Commercial Services & Supplies — 1.1%
200	Stericycle, Inc. (a)	23,716

	Construction & Engineering — 0.7%
188	Fluor Corp.	14,450

	Electrical Equipment — 2.6%
300	Acuity Brands, Inc.	41,530
297	Generac Holdings, Inc. (a)	14,481

		56,011

	Industrial Conglomerates — 1.1%
283	Carlisle Cos., Inc.	24,513

	Machinery — 5.2%
207	Colfax Corp. (a)	15,460
363	Flowserve Corp.	26,974
206	Middleby Corp. (The) (a)	17,073
400	Pall Corp.	34,164
197	WABCO Holdings, Inc. (a)	21,076

		114,747

	Marine — 1.3%
241	Kirby Corp. (a)	28,278

	Road & Rail — 2.4%
158	Canadian Pacific Railway Ltd., (Canada)	28,692
863	Hertz Global Holdings, Inc. (a)	24,190

		52,882

	Trading Companies & Distributors — 3.1%
937	HD Supply Holdings, Inc. (a)	26,604
252	MSC Industrial Direct Co., Inc., Class A	24,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
167	Watsco, Inc.	17,161

		67,819

	Total Industrials	442,549

	Information Technology — 21.2%
	Communications Equipment — 2.1%
498	Aruba Networks, Inc. (a)	8,722
817	Ciena Corp. (a)	17,692
230	Palo Alto Networks, Inc. (a)	19,277

		45,691

	Electronic Equipment, Instruments & Components — 1.5%
341	Amphenol Corp., Class A	32,813

	Internet Software & Services — 1.6%
126	CoStar Group, Inc. (a)	19,961
519	Pandora Media, Inc. (a)	15,308

		35,269

	IT Services — 2.7%
148	Alliance Data Systems Corp. (a)	41,653
473	VeriFone Systems, Inc. (a)	17,383

		59,036

	Semiconductors & Semiconductor Equipment — 5.3%
1,645	Applied Materials, Inc.	37,095
448	Avago Technologies Ltd., (Singapore)	32,280
335	Lam Research Corp.	22,626
339	NXP Semiconductor N.V., (Netherlands) (a)	22,408

		114,409

	Software — 7.2%
452	Autodesk, Inc. (a)	25,495
256	CommVault Systems, Inc. (a)	12,592
1,044	Electronic Arts, Inc. (a)	37,463
308	FireEye, Inc. (a)	12,477
306	Guidewire Software, Inc. (a)	12,446
289	ServiceNow, Inc. (a)	17,875
222	Splunk, Inc. (a)	12,278
141	Tableau Software, Inc., Class A (a)	10,079
187	Workday, Inc., Class A (a)	16,786

		157,491

	Technology Hardware, Storage & Peripherals — 0.8%
168	SanDisk Corp.	17,555

	Total Information Technology	462,264

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 2.0%
	Chemicals — 1.5%
157	Sherwin-Williams Co. (The)	32,464

	Construction Materials — 0.5%
113	Eagle Materials, Inc.	10,626

	Total Materials	43,090

	Total Common Stocks (Cost $1,465,708)	2,103,411

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
41,925	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $41,925)	41,925

	Total Investments — 98.3% (Cost $1,507,633)	2,145,336
	Other Assets in Excess of Liabilities — 1.7%	36,468

	NET ASSETS — 100.0%	$2,181,804

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 16.5%
	Hotels, Restaurants & Leisure — 1.2%
1,877	Marriott International, Inc., Class A	120,345
737	Starwood Hotels & Resorts Worldwide, Inc.	59,524

		179,869

	Household Durables — 2.1%
2,727	Jarden Corp. (a)	161,831
1,224	Mohawk Industries, Inc. (a)	169,273

		331,104

	Internet & Catalog Retail — 1.5%
2,933	Expedia, Inc.	231,021

	Media — 2.9%
798	CBS Corp. (Non-Voting), Class B	49,561
3,624	Clear Channel Outdoor Holdings, Inc., Class A	29,643
2,515	DISH Network Corp., Class A (a)	163,655
4,841	Gannett Co., Inc.	151,582
2,725	Time, Inc. (a)	66,001

		460,442

	Multiline Retail — 2.4%
938	Family Dollar Stores, Inc.	62,039
4,513	Kohl’s Corp.	237,764
1,208	Nordstrom, Inc.	82,032

		381,835

	Specialty Retail — 5.4%
279	AutoZone, Inc. (a)	149,723
1,948	Bed Bath & Beyond, Inc. (a)	111,777
3,188	Best Buy Co., Inc.	98,874
5,961	Gap, Inc. (The)	247,816
1,072	PetSmart, Inc.	64,076
1,269	Tiffany & Co.	127,255
776	TJX Cos., Inc. (The)	41,254

		840,775

	Textiles, Apparel & Luxury Goods — 1.0%
832	PVH Corp.	97,018
945	V.F. Corp.	59,526

		156,544

	Total Consumer Discretionary	2,581,590

	Consumer Staples — 5.1%
	Beverages — 1.6%
108	Brown-Forman Corp., Class B	10,192
640	Constellation Brands, Inc., Class A (a)	56,402
3,105	Dr. Pepper Snapple Group, Inc.	181,862

		248,456

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.9%
3,999	Kroger Co. (The)	197,674
14,287	Rite Aid Corp. (a)	102,441

		300,115

	Food Products — 0.7%
1,188	Hershey Co. (The)	115,677

	Household Products — 0.9%
1,083	Energizer Holdings, Inc.	132,168

	Total Consumer Staples	796,416

	Energy — 4.7%
	Oil, Gas & Consumable Fuels — 4.7%
1,921	Energen Corp.	170,766
1,300	EQT Corp.	138,968
3,131	PBF Energy, Inc., Class A	83,429
3,733	QEP Resources, Inc.	128,773
3,057	Southwestern Energy Co. (a)	139,079
1,370	Williams Cos., Inc. (The)	79,767

	Total Energy	740,782

	Financials — 28.4%
	Banks — 6.0%
1,389	City National Corp.	105,220
10,893	Fifth Third Bancorp	232,566
1,621	First Republic Bank	89,160
6,723	Huntington Bancshares, Inc.	64,133
1,674	M&T Bank Corp.	207,655
4,424	SunTrust Banks, Inc.	177,224
2,346	Zions Bancorporation	69,135

		945,093

	Capital Markets — 5.0%
2,042	Ameriprise Financial, Inc.	244,980
3,935	Invesco Ltd.	148,558
1,505	Legg Mason, Inc.	77,205
2,255	Northern Trust Corp.	144,822
1,973	T. Rowe Price Group, Inc.	166,529

		782,094

	Consumer Finance — 0.8%
5,058	Ally Financial, Inc. (a)	120,946

	Insurance — 9.0%
231	Alleghany Corp. (a)	101,006
1,409	Chubb Corp. (The)	129,859
4,126	Hartford Financial Services Group, Inc. (The)	147,742
5,814	Loews Corp.	255,881
5,511	Marsh & McLennan Cos., Inc.	285,557

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — Continued
4,527	Old Republic International Corp.	74,870
3,743	Unum Group	130,095
2,778	W.R. Berkley Corp.	128,636
4,448	XL Group plc, (Ireland)	145,582

		1,399,228

	Real Estate Investment Trusts (REITs) — 6.8%
2,308	American Campus Communities, Inc.	88,255
1,054	AvalonBay Communities, Inc.	149,858
3,003	Brixmor Property Group, Inc.	68,917
4,968	General Growth Properties, Inc.	117,053
6,696	Kimco Realty Corp.	153,865
2,696	Rayonier, Inc.	95,855
1,757	Regency Centers Corp.	97,857
1,636	Vornado Realty Trust	174,579
3,712	Weyerhaeuser Co.	122,845

		1,069,084

	Real Estate Management & Development — 0.5%
3,759	Brookfield Property Partners LP	78,449

	Thrifts & Mortgage Finance — 0.3%
4,827	Hudson City Bancorp, Inc.	47,445

	Total Financials	4,442,339

	Health Care — 5.7%
	Health Care Equipment & Supplies — 0.9%
3,133	CareFusion Corp. (a)	138,948

	Health Care Providers & Services — 4.8%
2,159	AmerisourceBergen Corp.	156,885
2,722	Brookdale Senior Living, Inc. (a)	90,747
2,448	Cigna Corp.	225,120
785	Henry Schein, Inc. (a)	93,116
1,399	Humana, Inc.	178,682

		744,550

	Total Health Care	883,498

	Industrials — 9.7%
	Building Products — 0.7%
2,571	Fortune Brands Home & Security, Inc.	102,649

	Electrical Equipment — 2.8%
2,818	AMETEK, Inc.	147,310
1,076	Hubbell, Inc., Class B	132,530
2,008	Regal-Beloit Corp.	157,779

		437,619

	Industrial Conglomerates — 1.3%
2,292	Carlisle Cos., Inc.	198,558

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
2,297	IDEX Corp.	185,495
2,770	Rexnord Corp. (a)	77,980
1,487	Snap-on, Inc.	176,197

		439,672

	Professional Services — 1.1%
2,462	Equifax, Inc.	178,623

	Trading Companies & Distributors — 1.0%
1,630	MSC Industrial Direct Co., Inc., Class A	155,865

	Total Industrials	1,512,986

	Information Technology — 9.6%
	Communications Equipment — 0.6%
4,376	CommScope Holding Co., Inc. (a)	101,225

	Electronic Equipment, Instruments & Components — 2.8%
2,337	Amphenol Corp., Class A	225,110
3,633	Arrow Electronics, Inc. (a)	219,445

		444,555

	IT Services — 1.6%
3,574	Jack Henry & Associates, Inc.	212,429
1,647	Sabre Corp. (a)	33,018

		245,447

	Semiconductors & Semiconductor Equipment — 3.5%
3,665	Analog Devices, Inc.	198,153
2,081	KLA-Tencor Corp.	151,179
4,198	Xilinx, Inc.	198,595

		547,927

	Software — 1.1%
4,249	Synopsys, Inc. (a)	164,964

	Total Information Technology	1,504,118

	Materials — 7.7%
	Chemicals — 4.4%
1,871	Airgas, Inc.	203,800
2,671	Albemarle Corp.	190,996
899	Rayonier Advanced Materials, Inc. (a)	34,827
505	Sherwin-Williams Co. (The)	104,428
1,583	Sigma-Aldrich Corp.	160,634

		694,685

	Containers & Packaging — 3.3%
3,657	Ball Corp.	229,246
1,349	Rock-Tenn Co., Class A	142,488
2,719	Silgan Holdings, Inc.	138,195

		509,929

	Total Materials	1,204,614

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 9.1%
	Electric Utilities — 2.8%
2,314	Edison International	134,482
4,287	Westar Energy, Inc.	163,737
4,382	Xcel Energy, Inc.	141,225

		439,444

	Gas Utilities — 1.6%
1,339	National Fuel Gas Co.	104,864
6,095	Questar Corp.	151,153

		256,017

	Multi-Utilities — 4.7%
5,720	CenterPoint Energy, Inc.	146,078
4,842	CMS Energy Corp.	150,832
3,224	NiSource, Inc.	126,847
1,885	Sempra Energy	197,380
2,227	Wisconsin Energy Corp.	104,488

		725,625

	Total Utilities	1,421,086

	Total Common Stocks (Cost $9,770,830)	15,087,429

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
617,032	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $617,032)	617,032

	Total Investments — 100.4% (Cost $10,387,862)	15,704,461
	Liabilities in Excess of Other Assets — (0.4)%	(58,876)

	NET ASSETS — 100.0%	$15,645,585

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.5% (j)
Common Stocks — 87.3%
	Consumer Discretionary — 15.5%
	Diversified Consumer Services — 3.0%
78	Apollo Education Group, Inc. (a)	2,428
78	DeVry Education Group, Inc.	3,321
6	Graham Holdings Co., Class B	4,219
103	H&R Block, Inc.	3,445

		13,413

	Hotels, Restaurants & Leisure — 1.8%
32	Las Vegas Sands Corp.	2,409
72	MGM Resorts International (a)	1,913
47	Royal Caribbean Cruises Ltd.	2,591
116	Wendy’s Co. (The)	988

		7,901

	Household Durables — 1.7%
55	Jarden Corp. (a)	3,242
156	PulteGroup, Inc.	3,140
10	Whirlpool Corp.	1,456

		7,838

	Internet & Catalog Retail — 0.3%
18	Expedia, Inc.	1,414

	Media — 2.7%
31	Gannett Co., Inc.	959
95	Live Nation Entertainment, Inc. (a)	2,344
42	Markit Ltd., (United Kingdom) (a)	1,141
24	Omnicom Group, Inc.	1,688
8	Regal Entertainment Group, Class A	158
51	Starz, Series A (a)	1,529
48	Viacom, Inc., Class B	4,159

		11,978

	Multiline Retail — 1.4%
22	Dillard’s, Inc., Class A	2,573
67	Macy’s, Inc.	3,877

		6,450

	Specialty Retail — 3.4%
110	Best Buy Co., Inc.	3,410
75	GameStop Corp., Class A	3,043
151	Guess?, Inc.	4,074
52	Lowe’s Cos., Inc.	2,515
231	Staples, Inc.	2,502

		15,544

	Textiles, Apparel & Luxury Goods — 1.2%
26	Deckers Outdoor Corp. (a)	2,281

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
30	Hanesbrands, Inc.	2,971

		5,252

	Total Consumer Discretionary	69,790

	Consumer Staples — 7.3%
	Beverages — 0.9%
53	Molson Coors Brewing Co., Class B	3,939

	Food & Staples Retailing — 2.0%
95	Kroger Co. (The)	4,696
257	Rite Aid Corp. (a)	1,842
73	Safeway, Inc.	2,519

		9,057

	Food Products — 2.2%
90	Archer-Daniels-Midland Co.	3,972
149	Pilgrim’s Pride Corp. (a)	4,086
56	Tyson Foods, Inc., Class A	2,093

		10,151

	Household Products — 0.9%
33	Energizer Holdings, Inc.	3,966

	Personal Products — 0.8%
57	Herbalife Ltd.	3,658

	Tobacco — 0.5%
33	Altria Group, Inc.	1,394
12	Lorillard, Inc.	747

		2,141

	Total Consumer Staples	32,912

	Energy — 5.0%
	Energy Equipment & Services — 1.6%
21	Baker Hughes, Inc.	1,535
124	Patterson-UTI Energy, Inc.	4,346
43	Superior Energy Services, Inc.	1,568

		7,449

	Oil, Gas & Consumable Fuels — 3.4%
22	ConocoPhillips	1,922
94	Kosmos Energy Ltd., (Bermuda) (a)	1,053
9	Marathon Petroleum Corp.	693
34	Newfield Exploration Co. (a)	1,493
26	Phillips 66	2,117
48	Tesoro Corp.	2,820
50	Valero Energy Corp.	2,514
17	Whiting Petroleum Corp. (a)	1,386

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
25	World Fuel Services Corp.	1,250

		15,248

	Total Energy	22,697

	Financials — 5.2%
	Banks — 1.0%
37	East West Bancorp, Inc.	1,281
33	Fifth Third Bancorp	709
91	KeyCorp	1,300
123	Regions Financial Corp.	1,303

		4,593

	Capital Markets — 1.4%
6	Ameriprise Financial, Inc.	763
91	E*TRADE Financial Corp. (a)	1,944
65	Lazard Ltd., (Bermuda), Class A	3,359

		6,066

	Consumer Finance — 0.3%
25	Discover Financial Services	1,523

	Insurance — 0.9%
16	Aspen Insurance Holdings Ltd., (Bermuda)	717
10	Everest Re Group Ltd., (Bermuda)	1,542
19	Prudential Financial, Inc.	1,660

		3,919

	Real Estate Investment Trusts (REITs) — 1.6%
43	Brandywine Realty Trust	673
14	Highwoods Properties, Inc.	570
40	NorthStar Realty Finance Corp.	691
160	RLJ Lodging Trust	4,629
6	SL Green Realty Corp.	688

		7,251

	Total Financials	23,352

	Health Care — 10.6%
	Biotechnology — 2.2%
21	Amgen, Inc.	2,469
14	Gilead Sciences, Inc. (a)	1,133
40	United Therapeutics Corp. (a)	3,516
29	Vertex Pharmaceuticals, Inc. (a)	2,711

		9,829

	Health Care Equipment & Supplies — 2.6%
22	Align Technology, Inc. (a)	1,238
13	Becton, Dickinson and Co.	1,549
35	Boston Scientific Corp. (a)	444

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
70	Medtronic, Inc.	4,458
52	Stryker Corp.	4,344

		12,033

	Health Care Providers & Services — 4.7%
57	Cardinal Health, Inc.	3,875
32	Cigna Corp.	2,919
32	Health Net, Inc. (a)	1,309
23	McKesson Corp.	4,213
62	Omnicare, Inc.	4,111
43	WellPoint, Inc.	4,670

		21,097

	Pharmaceuticals — 1.1%
148	Pfizer, Inc.	4,405
3	Salix Pharmaceuticals Ltd. (a)	416

		4,821

	Total Health Care	47,780

	Industrials — 13.9%
	Aerospace & Defense — 2.0%
23	Boeing Co. (The)	2,911
36	Northrop Grumman Corp.	4,346
20	Raytheon Co.	1,829

		9,086

	Air Freight & Logistics — 0.1%
3	United Parcel Service, Inc., Class B	283

	Airlines — 0.8%
10	Alaska Air Group, Inc.	928
16	Delta Air Lines, Inc.	601
74	Southwest Airlines Co.	1,992

		3,521

	Building Products — 0.1%
11	Allegion plc, (Ireland)	640

	Commercial Services & Supplies — 1.9%
149	Pitney Bowes, Inc.	4,116
251	R.R. Donnelley & Sons Co.	4,260

		8,376

	Construction & Engineering — 1.5%
126	AECOM Technology Corp. (a)	4,062
19	Fluor Corp.	1,426
28	URS Corp.	1,277

		6,765

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Electrical Equipment — 0.9%
54	Regal-Beloit Corp.	4,268

	Machinery — 4.3%
88	Allison Transmission Holdings, Inc.	2,744
53	IDEX Corp.	4,279
35	ITT Corp.	1,683
49	Oshkosh Corp.	2,713
33	Parker Hannifin Corp.	4,196
37	SPX Corp.	3,955

		19,570

	Professional Services — 1.9%
39	Dun & Bradstreet Corp. (The)	4,295
49	Manpowergroup, Inc.	4,134

		8,429

	Road & Rail — 0.4%
30	Landstar System, Inc.	1,915

	Total Industrials	62,853

	Information Technology — 19.9%
	Communications Equipment — 2.2%
436	Brocade Communications Systems, Inc.	4,011
54	Harris Corp.	4,073
127	Polycom, Inc. (a)	1,589

		9,673

	Internet Software & Services — 0.8%
51	IAC/InterActiveCorp	3,544

	IT Services — 2.9%
8	Amdocs Ltd.	362
41	Computer Sciences Corp.	2,560
43	DST Systems, Inc.	3,947
29	Global Payments, Inc.	2,113
39	Leidos Holdings, Inc.	1,491
19	Syntel, Inc. (a)	1,653
24	VeriFone Systems, Inc. (a)	893

		13,019

	Semiconductors & Semiconductor Equipment — 2.0%
46	Broadcom Corp., Class A	1,714
16	KLA-Tencor Corp.	1,182
66	Lam Research Corp.	4,493
95	NVIDIA Corp.	1,765

		9,154

	Software — 7.5%
112	Activision Blizzard, Inc.	2,498

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
85	Aspen Technology, Inc. (a)	3,951
92	CA, Inc.	2,637
116	Electronic Arts, Inc. (a)	4,146
51	Intuit, Inc.	4,091
100	Microsoft Corp.	4,162
56	Oracle Corp.	2,274
106	PTC, Inc. (a)	4,122
158	Rovi Corp. (a)	3,781
93	Symantec Corp.	2,132

		33,794

	Technology Hardware, Storage & Peripherals — 4.5%
34	Apple, Inc.	3,188
140	Hewlett-Packard Co.	4,717
94	Lexmark International, Inc., Class A	4,510
108	NetApp, Inc.	3,953
45	Western Digital Corp.	4,125

		20,493

	Total Information Technology	89,677

	Materials — 5.0%
	Chemicals — 0.7%
56	Huntsman Corp.	1,567
24	Scotts Miracle-Gro Co. (The), Class A	1,363

		2,930

	Containers & Packaging — 2.1%
23	Ball Corp.	1,461
38	Owens-Illinois, Inc. (a)	1,301
9	Packaging Corp. of America	662
116	Sealed Air Corp.	3,979
43	Silgan Holdings, Inc.	2,169

		9,572

	Metals & Mining — 1.4%
18	Reliance Steel & Aluminum Co.	1,341
41	Steel Dynamics, Inc.	741
91	United States Steel Corp.	2,364
48	Worthington Industries, Inc.	2,066

		6,512

	Paper & Forest Products — 0.8%
79	Domtar Corp., (Canada)	3,404

	Total Materials	22,418

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.3%
120	AT&T, Inc.	4,226
256	Frontier Communications Corp.	1,495

		5,721

	Wireless Telecommunication Services — 0.2%
31	T-Mobile US, Inc. (a)	1,035

	Total Telecommunication Services	6,756

	Utilities — 3.4%
	Gas Utilities — 1.1%
14	AGL Resources, Inc.	763
87	UGI Corp.	4,415

		5,178

	Independent Power & Renewable Electricity Producers — 2.3%
282	AES Corp.	4,391
82	Calpine Corp. (a)	1,952
113	Dynegy, Inc. (a)	3,927

		10,270

	Total Utilities	15,448

	Total Common Stocks (Cost $320,559)	393,683

Short-Term Investment — 12.2%
	Investment Company— 12.2%
55,130	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $55,130)	55,130

	Total Investments — 99.5% (Cost $375,689)	448,813
	Other Assets in Excess of Liabilities — 0.5%	2,189

	NET ASSETS — 100.0%	$451,002

Short Positions — 86.3%
Common Stocks — 86.3%
	Consumer Discretionary — 14.7%
	Hotels, Restaurants & Leisure — 4.4%
99	Carnival Corp.	3,731
80	Darden Restaurants, Inc.	3,701
42	Marriott International, Inc., Class A	2,707
6	McDonald’s Corp.	639
117	Norwegian Cruise Line Holdings Ltd. (a)	3,720
10	Panera Bread Co., Class A (a)	1,528
32	SeaWorld Entertainment, Inc.	901

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — continued
38	Yum! Brands, Inc.	3,050

		19,977

	Household Durables — 0.4%
27	Tempur Sealy International, Inc. (a)	1,590

	Internet & Catalog Retail — 0.2%
134	Groupon, Inc. (a)	888

	Leisure Products — 0.2%
20	Mattel, Inc.	787

	Media — 3.4%
56	AMC Networks, Inc., Class A (a)	3,456
27	Charter Communications, Inc., Class A (a)	4,292
16	Lamar Advertising Co., Class A	839
73	Madison Square Garden Co. (The), Class A (a)	4,562
598	Sirius XM Holdings, Inc. (a)	2,071

		15,220

	Multiline Retail — 0.8%
57	Family Dollar Stores, Inc.	3,798

	Specialty Retail — 3.6%
347	American Eagle Outfitters, Inc.	3,888
51	Cabela’s, Inc. (a)	3,153
35	Signet Jewelers Ltd., (Bermuda)	3,914
54	Tractor Supply Co.	3,246
23	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,106

		16,307

	Textiles, Apparel & Luxury Goods — 1.7%
107	Kate Spade & Co. (a)	4,093
14	Lululemon Athletica, Inc., (Canada) (a)	555
25	PVH Corp.	2,912

		7,560

	Total Consumer Discretionary	66,127

	Consumer Staples — 7.5%
	Beverages — 0.9%
44	Brown-Forman Corp., Class B	4,156

	Food & Staples Retailing — 1.8%
116	Fresh Market, Inc. (The) (a)	3,867
64	United Natural Foods, Inc. (a)	4,173

		8,040

	Food Products — 2.9%
105	Darling Ingredients, Inc. (a)	2,204
191	Flowers Foods, Inc.	4,018
39	Hain Celestial Group, Inc. (The) (a)	3,472

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Food Products — continued
48	McCormick & Co., Inc. (Non-Voting)	3,428

		13,122

	Household Products — 0.9%
33	Clorox Co. (The)	3,007
13	Procter & Gamble Co. (The)	1,011

		4,018

	Personal Products — 1.0%
58	Estee Lauder Cos., Inc. (The), Class A	4,343

	Total Consumer Staples	33,679

	Energy — 7.5%
	Energy Equipment & Services — 2.3%
29	Dresser-Rand Group, Inc. (a)	1,824
539	McDermott International, Inc. (a)	4,361
53	Seadrill Ltd., (Bermuda)	2,134
40	Transocean Ltd., (Switzerland)	1,782

		10,101

	Oil, Gas & Consumable Fuels — 5.2%
29	Cabot Oil & Gas Corp.	987
28	Concho Resources, Inc. (a)	3,981
85	CONSOL Energy, Inc.	3,932
44	Diamondback Energy, Inc. (a)	3,929
26	Energen Corp.	2,298
70	Golar LNG Ltd., (Bermuda)	4,224
28	Gulfport Energy Corp. (a)	1,736
51	Kodiak Oil & Gas Corp. (a)	740
18	ONEOK, Inc.	1,193
14	Spectra Energy Corp.	590

		23,610

	Total Energy	33,711

	Financials — 4.5%
	Banks — 0.9%
10	M&T Bank Corp.	1,238
293	Valley National Bancorp	2,901

		4,139

	Capital Markets — 0.4%
21	T. Rowe Price Group, Inc.	1,740

	Consumer Finance — 0.5%
260	SLM Corp.	2,156

	Diversified Financial Services — 0.3%
22	CME Group, Inc.	1,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 1.3%
34	Cincinnati Financial Corp.	1,630
4	Markel Corp. (a)	2,639
141	MBIA, Inc. (a)	1,558

		5,827

	Real Estate Investment Trusts (REITs) — 0.6%
79	Annaly Capital Management, Inc.	909
22	Crown Castle International Corp.	1,625

		2,534

	Real Estate Management & Development — 0.1%
16	Realogy Holdings Corp. (a)	610

	Thrifts & Mortgage Finance — 0.4%
125	People’s United Financial, Inc.	1,893

	Total Financials	20,429

	Health Care — 9.7%
	Biotechnology — 1.6%
8	Biogen Idec, Inc. (a)	2,546
96	Cepheid, Inc. (a)	4,605

		7,151

	Health Care Equipment & Supplies — 1.4%
30	Cooper Cos., Inc. (The)	4,072
19	DENTSPLY International, Inc.	903
15	Sirona Dental Systems, Inc. (a)	1,206

		6,181

	Health Care Providers & Services — 3.4%
58	Brookdale Senior Living, Inc. (a)	1,918
73	Catamaran Corp. (a)	3,219
20	Patterson Cos., Inc.	798
79	Team Health Holdings, Inc. (a)	3,934
85	Tenet Healthcare Corp. (a)	3,972
17	Universal Health Services, Inc., Class B	1,671

		15,512

	Health Care Technology — 1.1%
149	Allscripts Healthcare Solutions, Inc. (a)	2,395
20	athenahealth, Inc. (a)	2,478

		4,873

	Pharmaceuticals — 2.2%
29	Eli Lilly & Co.	1,812
19	Hospira, Inc. (a)	995
19	Perrigo Co. plc, (Ireland)	2,809

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Pharmaceuticals — continued
131	Zoetis, Inc.	4,230

		9,846

	Total Health Care	43,563

	Industrials — 15.3%
	Aerospace & Defense — 2.3%
18	B/E Aerospace, Inc. (a)	1,691
36	Hexcel Corp. (a)	1,458
12	Precision Castparts Corp.	3,032
60	Triumph Group, Inc.	4,189

		10,370

	Airlines — 0.4%
26	Spirit Airlines, Inc. (a)	1,613

	Building Products — 1.3%
31	Armstrong World Industries, Inc. (a)	1,768
48	Fortune Brands Home & Security, Inc.	1,932
56	Owens Corning	2,183

		5,883

	Commercial Services & Supplies — 3.2%
123	Copart, Inc. (a)	4,428
78	Iron Mountain, Inc.	2,756
54	Republic Services, Inc.	2,066
9	Rollins, Inc.	258
18	Stericycle, Inc. (a)	2,093
59	Waste Connections, Inc.	2,854

		14,455

	Construction & Engineering — 0.9%
122	Quanta Services, Inc. (a)	4,226

	Electrical Equipment — 0.5%
33	SolarCity Corp. (a)	2,339

	Machinery — 1.6%
133	Harsco Corp.	3,532
25	PACCAR, Inc.	1,585
30	Timken Co.	2,059

		7,176

	Professional Services — 0.9%
70	Verisk Analytics, Inc., Class A (a)	4,225

	Road & Rail — 1.5%
31	Genesee & Wyoming, Inc., Class A (a)	3,258
13	Kansas City Southern	1,398
21	Ryder System, Inc.	1,880

		6,536

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.7%
83	Fastenal Co.	4,092
45	MSC Industrial Direct Co., Inc., Class A	4,297
15	W.W. Grainger, Inc.	3,820

		12,209

	Total Industrials	69,032

	Information Technology — 18.9%
	Communications Equipment — 1.5%
15	F5 Networks, Inc. (a)	1,640
81	JDS Uniphase Corp. (a)	1,006
70	ViaSat, Inc. (a)	4,070

		6,716

	Electronic Equipment, Instruments & Components — 2.6%
26	Arrow Electronics, Inc. (a)	1,597
27	IPG Photonics Corp. (a)	1,844
136	National Instruments Corp.	4,417
107	Trimble Navigation Ltd. (a)	3,954

		11,812

	Internet Software & Services — 2.8%
16	Equinix, Inc. (a)	3,377
23	LinkedIn Corp., Class A (a)	3,952
111	Rackspace Hosting, Inc. (a)	3,739
11	Zillow, Inc., Class A (a)	1,630

		12,698

	IT Services — 3.6%
52	Accenture plc, (Ireland), Class A	4,236
52	Automatic Data Processing, Inc.	4,147
43	CoreLogic, Inc. (a)	1,318
13	International Business Machines Corp.	2,366
105	Paychex, Inc.	4,356

		16,423

	Semiconductors & Semiconductor Equipment — 1.9%
63	Avago Technologies Ltd., (Singapore)	4,562
173	SunEdison, Inc. (a)	3,913

		8,475

	Software — 4.8%
65	CommVault Systems, Inc. (a)	3,203
18	Concur Technologies, Inc. (a)	1,675
77	Fortinet, Inc. (a)	1,936
51	NetSuite, Inc. (a)	4,417
46	salesforce.com, Inc. (a)	2,643
43	SolarWinds, Inc. (a)	1,648

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of future contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Software — continued
31	Ultimate Software Group, Inc. (The) (a)	4,232
590	Zynga, Inc., Class A (a)	1,893

		21,647

	Technology Hardware, Storage & Peripherals — 1.7%
126	NCR Corp. (a)	4,413
27	Stratasys Ltd. (a)	3,078

		7,491

	Total Information Technology	85,262

	Materials — 4.6%
	Chemicals — 2.5%
19	Air Products & Chemicals, Inc.	2,471
56	FMC Corp.	3,958
36	Praxair, Inc.	4,755

		11,184

	Construction Materials — 0.4%
17	Eagle Materials, Inc.	1,605

	Containers & Packaging — 0.5%
50	MeadWestvaco Corp.	2,203

	Metals & Mining — 1.2%
6	Allegheny Technologies, Inc.	253
47	Carpenter Technology Corp.	3,002
44	Newmont Mining Corp.	1,124
4	Nucor Corp.	197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
34	Southern Copper Corp.	1,030

		5,606

	Total Materials	20,598

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
180	Sprint Corp. (a)	1,532

	Utilities — 3.3%
	Electric Utilities — 0.7%
46	Southern Co. (The)	2,091
32	Xcel Energy, Inc.	1,042

		3,133

	Gas Utilities — 0.1%
13	ONE Gas, Inc.	508

	Multi-Utilities — 2.5%
49	Dominion Resources, Inc.	3,537
71	Integrys Energy Group, Inc.	5,016
74	NiSource, Inc.	2,905

		11,458

	Total Utilities	15,099

	Total Securities Sold Short (Proceeds $354,300)	$389,032

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(19)	E-mini S&P 500	09/19/14	$(1,855)	$(4)
(26)	S&P Mid Cap 400	09/19/14	(3,716)	(17)

				$(21)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.9%
	Consumer Discretionary — 15.8%
	Distributors — 0.3%
302	Genuine Parts Co.	26,498

	Hotels, Restaurants & Leisure — 1.2%
1,314	ClubCorp Holdings, Inc.	24,370
2,027	La Quinta Holdings, Inc. (a)	38,797
416	Marriott International, Inc., Class A	26,665

		89,832

	Household Durables — 0.5%
1,794	Brookfield Residential Properties, Inc., (Canada) (a)	37,230

	Internet & Catalog Retail — 1.3%
1,246	Expedia, Inc.	98,127

	Media — 4.7%
676	CBS Corp. (Non-Voting), Class B	41,982
429	DIRECTV (a)	36,435
1,583	DISH Network Corp., Class A (a)	103,009
1,107	Entercom Communications Corp., Class A (a)	11,876
1,293	Gannett Co., Inc.	40,487
873	Omnicom Group, Inc.	62,175
1,110	Time, Inc. (a)	26,874
1,126	Twenty-First Century Fox, Inc., Class B	38,526

		361,364

	Multiline Retail — 1.5%
2,162	Kohl’s Corp.	113,873

	Specialty Retail — 5.3%
126	AutoZone, Inc. (a)	67,630
1,487	Bed Bath & Beyond, Inc. (a)	85,301
2,642	Best Buy Co., Inc.	81,935
1,867	Gap, Inc. (The)	77,628
891	Home Depot, Inc. (The)	72,104
443	PetSmart, Inc.	26,482

		411,080

	Textiles, Apparel & Luxury Goods — 1.0%
547	Coach, Inc.	18,712
581	Hanesbrands, Inc.	57,204

		75,916

	Total Consumer Discretionary	1,213,920

	Consumer Staples — 4.4%
	Beverages — 0.9%
1,144	Dr. Pepper Snapple Group, Inc.	66,996

	Food & Staples Retailing — 1.1%
504	CVS Caremark Corp.	37,949

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
952	Kroger Co. (The)	47,052

		85,001

	Food Products — 1.1%
838	Post Holdings, Inc. (a)	42,663
506	TreeHouse Foods, Inc. (a)	40,554

		83,217

	Household Products — 1.3%
1,298	Procter & Gamble Co. (The)	101,986

	Total Consumer Staples	337,200

	Energy — 9.3%
	Oil, Gas & Consumable Fuels — 9.3%
1,165	CONSOL Energy, Inc.	53,676
1,264	Devon Energy Corp.	100,362
2,929	Exxon Mobil Corp.	294,841
2,261	Kinder Morgan, Inc.	81,995
1,283	PBF Energy, Inc., Class A	34,198
917	Phillips 66	73,786
1,191	Southwestern Energy Co. (a)	54,165
316	Teekay Corp., (Bermuda)	19,665

	Total Energy	712,688

	Financials — 31.6%
	Banks — 11.5%
7,713	Bank of America Corp.	118,555
2,037	Citigroup, Inc.	95,926
2,270	Fifth Third Bancorp	48,463
593	First Republic Bank	32,608
429	M&T Bank Corp.	53,199
1,154	National Bank Holdings Corp., Class A	23,006
828	PNC Financial Services Group, Inc. (The)	73,742
1,903	SunTrust Banks, Inc.	76,226
2,179	U.S. Bancorp	94,407
5,082	Wells Fargo & Co.	267,120

		883,252

	Capital Markets — 3.5%
413	Ameriprise Financial, Inc.	49,500
1,729	Legg Mason, Inc.	88,700
786	Northern Trust Corp.	50,451
979	T. Rowe Price Group, Inc.	82,657

		271,308

	Consumer Finance — 2.8%
3,087	Ally Financial, Inc. (a)	73,820
1,699	Capital One Financial Corp.	140,321

		214,141

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 9.4%
79	Alleghany Corp. (a)	34,718
617	Allied World Assurance Co. Holdings AG, (Switzerland)	23,451
2,063	American International Group, Inc.	112,609
2,018	Hartford Financial Services Group, Inc. (The)	72,275
3,602	Loews Corp.	158,513
1,033	Marsh & McLennan Cos., Inc.	53,514
1,253	Old Republic International Corp.	20,731
1,035	Prudential Financial, Inc.	91,904
780	Travelers Cos., Inc. (The)	73,328
1,471	Unum Group	51,132
588	W.R. Berkley Corp.	27,240

		719,415

	Real Estate Investment Trusts (REITs) — 3.5%
1,303	American Homes 4 Rent, Class A	23,134
1,237	American Residential Properties, Inc. (a)	23,185
1,517	Brixmor Property Group, Inc.	34,820
350	EastGroup Properties, Inc.	22,506
1,632	Excel Trust, Inc.	21,757
1,701	Kimco Realty Corp.	39,080
1,219	Rayonier, Inc.	43,343
1,882	Weyerhaeuser Co.	62,262

		270,087

	Real Estate Management & Development — 0.5%
957	Brookfield Asset Management, Inc., (Canada), Class A	42,105

	Thrifts & Mortgage Finance — 0.4%
3,146	Hudson City Bancorp, Inc.	30,923

	Total Financials	2,431,231

	Health Care — 8.8%
	Health Care Providers & Services — 2.2%
753	Aetna, Inc.	61,012
465	National Healthcare Corp.	26,190
959	UnitedHealth Group, Inc.	78,382

		165,584

	Pharmaceuticals — 6.6%
1,725	Johnson & Johnson	180,470
2,393	Merck & Co., Inc.	138,406
5,373	Pfizer, Inc.	159,462
265	Valeant Pharmaceuticals International, Inc. (a)	33,371

		511,709

	Total Health Care	677,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 6.6%
	Aerospace & Defense — 1.5%
589	Honeywell International, Inc.	54,766
513	United Technologies Corp.	59,180

		113,946

	Airlines — 1.0%
1,971	Delta Air Lines, Inc.	76,309

	Industrial Conglomerates — 0.9%
821	Carlisle Cos., Inc.	71,118

	Machinery — 1.8%
869	Dover Corp.	79,063
681	Illinois Tool Works, Inc.	59,663

		138,726

	Professional Services — 1.0%
1,011	Equifax, Inc.	73,316

	Road & Rail — 0.4%
331	Union Pacific Corp.	32,977

	Total Industrials	506,392

	Information Technology — 6.4%
	Communications Equipment — 1.9%
3,684	Cisco Systems, Inc.	91,555
730	QUALCOMM, Inc.	57,804

		149,359

	IT Services — 1.1%
209	International Business Machines Corp.	37,958
2,531	Western Union Co. (The)	43,879

		81,837

	Semiconductors & Semiconductor Equipment — 1.9%
808	Analog Devices, Inc.	43,688
770	KLA-Tencor Corp.	55,955
933	Texas Instruments, Inc.	44,569

		144,212

	Software — 0.7%
1,273	Microsoft Corp.	53,096

	Technology Hardware, Storage & Peripherals — 0.8%
1,860	Hewlett-Packard Co.	62,635

	Total Information Technology	491,139

	Materials — 3.1%
	Chemicals — 0.8%
586	Albemarle Corp.	41,928
406	Rayonier Advanced Materials, Inc. (a)	15,748

		57,676

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Construction Materials — 0.7%
432	Martin Marietta Materials, Inc.	57,106

	Containers & Packaging — 1.5%
928	Ball Corp.	58,192
536	Rock-Tenn Co., Class A	56,554

		114,746

	Paper & Forest Products — 0.1%
333	KapStone Paper & Packaging Corp. (a)	11,019

	Total Materials	240,547

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
1,919	Verizon Communications, Inc.	93,888

	Utilities — 5.7%
	Electric Utilities — 4.4%
1,002	American Electric Power Co., Inc.	55,859
862	Duke Energy Corp.	63,944
871	Edison International	50,628
733	NextEra Energy, Inc.	75,118
800	Northeast Utilities	37,816
1,797	Xcel Energy, Inc.	57,907

		341,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.3%
511	NiSource, Inc.	20,095
731	Sempra Energy	76,564

		96,659

	Total Utilities	437,931

	Total Common Stocks (Cost $5,813,116)	7,142,229

Short-Term Investment — 7.0%
	Investment Company — 7.0%
542,174	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $542,174)	542,174

	Total Investments — 99.9% (Cost $6,355,290)	7,684,403
	Other Assets in Excess of Liabilities — 0.1%	9,041

	NET ASSETS — 100.0%	$7,693,444

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(j)	— All or a portion of these securities are segregated for short sales.

(l)	— The rate shown is the current yield as of June 30, 2014
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$3,526,387		$2,663,402	$2,103,411
Investments in affiliates, at value	75,074		110,730	41,925

Total investment securities, at value	3,601,461		2,774,132	2,145,336
Cash	7		—	—
Receivables:
Investment securities sold	18,720		39,844	62,083
Fund shares sold	8,063		5,093	3,122
Dividends from non-affiliates	649		1,780	505
Dividends from affiliates	—	(a)	1	1
Other assets	90		230	—

Total Assets	3,628,990		2,821,080	2,211,047

LIABILITIES:
Payables:
Distributions	—		299	—
Investment securities purchased	59,188		43,520	25,725
Fund shares redeemed	1,564		1,830	1,145
Accrued liabilities:
Investment advisory fees	1,857		1,264	1,001
Administration fees	239		185	146
Shareholder servicing fees	375		250	355
Distribution fees	229		43	183
Custodian and accounting fees	57		55	43
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
Other	274		462	645

Total Liabilities	63,783		47,910	29,243

Net Assets	$3,565,207		$2,773,170	$2,181,804

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$2,474,212	$1,992,251	$1,371,401
Accumulated undistributed (distributions in excess of) net investment income	(7,786)	(535)	(5,808)
Accumulated net realized gains (losses)	129,213	83,834	178,508
Net unrealized appreciation (depreciation)	969,568	697,620	637,703

Total Net Assets	$3,565,207	$2,773,170	$2,181,804

Net Assets:
Class A	$717,564	$156,016	$765,310
Class B	2,417	—	5,243
Class C	144,229	20,018	41,047
Class R2	—	688	1,852
Class R5	1,453,864	91	27,454
Class R6	271,958	823,036	86,150
Select Class	975,175	1,773,321	1,254,748

Total	$3,565,207	$2,773,170	$2,181,804

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	50,379	3,474	27,838
Class B	186	—	270
Class C	11,111	453	1,758
Class R2	—	16	63
Class R5	99,363	2	900
Class R6	18,581	18,229	2,818
Select Class	67,263	39,279	41,293

Net Asset Value (a):
Class A — Redemption price per share	$14.24	$44.91	$27.49
Class B — Offering price per share (b)	12.97	—	19.40
Class C — Offering price per share (b)	12.98	44.21	23.35
Class R2 — Offering and redemption price per share	—	44.87	29.54
Class R5 — Offering and redemption price per share	14.63	45.15	30.52
Class R6 — Offering and redemption price per share	14.64	45.15	30.57
Select Class — Offering and redemption price per share	14.50	45.15	30.39
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.03	$47.40	$29.01

Cost of investments in non-affiliates	$2,556,819	$1,965,782	$1,465,708
Cost of investments in affiliates	75,074	110,730	41,925

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

As OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,087,429	$393,683		$7,142,229
Investments in affiliates, at value	617,032	55,130		542,174

Total investment securities, at value	15,704,461	448,813		7,684,403
Cash	—	166		—
Deposits at broker for futures contracts	—	110		—
Deposits at broker for securities sold short	—	392,326		—
Receivables:
Investment securities sold	18,764	29,979		6,240
Fund shares sold	13,595	8		25,478
Dividends from non-affiliates	16,725	464		7,462
Dividends from affiliates	5	1		5
Other assets	—	—		256

Total Assets	15,753,550	871,867		7,723,844

LIABILITIES:
Payables:
Securities sold short, at value	—	389,032		—
Dividend expense to non-affiliates on securities sold short	—	358		—
Investment securities purchased	71,250	30,854		18,027
Interest expense to non-affiliates on securities sold short	—	48		—
Fund shares redeemed	22,457	28		5,877
Variation margin on futures contracts	—	—	(a)	—
Accrued liabilities:
Investment advisory fees	6,405	406		3,411
Administration fees	1,055	31		513
Shareholder servicing fees	1,386	—		937
Distribution fees	1,103	8		582
Custodian and accounting fees	277	27		99
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	3
Other	4,031	73		951

Total Liabilities	107,965	420,865		30,400

Net Assets	$15,645,585	$451,002		$7,693,444

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,579,754	$475,837	$6,143,113
Accumulated undistributed (distributions in excess of) net investment income	48,215	(2,110)	57,743
Accumulated net realized gains (losses)	701,017	(61,096)	163,475
Net unrealized appreciation (depreciation)	5,316,599	38,371	1,329,113

Total Net Assets	$15,645,585	$451,002	$7,693,444

Net Assets:
Class A	$3,404,974	$10,301	$1,701,250
Class B	10,619	209	—
Class C	608,283	8,602	402,880
Class R2	71,958	—	—
Institutional Class	8,581,992	—	3,042,506
Select Class	2,967,759	431,890	2,546,808

Total	$15,645,585	$451,002	$7,693,444

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	91,398	1,040	58,370
Class B	291	22	—
Class C	16,807	915	13,854
Class R2	1,991	—	—
Institutional Class	225,918	—	103,787
Select Class	78,913	42,791	87,020

Net Asset Value (a):
Class A — Redemption price per share	$37.25	$9.91	$29.15
Class B — Offering price per share (b)	36.46	9.39	—
Class C — Offering price per share (b)	36.19	9.40	29.08
Class R2 — Offering and redemption price per share	36.14	—	—
Institutional Class — Offering and redemption price per share	37.99	—	29.31
Select Class — Offering and redemption price per share	37.61	10.09	29.27
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.31	$10.46	$30.77

Cost of investments in non-affiliates	$9,770,830	$320,559	$5,813,116
Cost of investments in affiliates	617,032	55,130	542,174
Proceeds from securities sold short	—	354,300	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$21,453	$18,296		$13,753
Dividend income from affiliates	12	9		12

Total investment income	21,465	18,305		13,765

EXPENSES:
Investment advisory fees	18,780	10,335		12,321
Administration fees	2,412	1,326		1,583
Distribution fees:
Class A	1,230	189		1,708
Class B	18	—		48
Class C	690	104		230
Class R2	—	1		5
Shareholder servicing fees:
Class A	1,230	189		1,708
Class B	6	—		16
Class C	230	35		77
Class R2	—	—	(a)	2
Class R5	617	—	(a)	12
Select Class	2,569	3,213		2,717
Custodian and accounting fees	98	57		74
Interest expense to affiliates	— (a)	—	(a)	—
Professional fees	77	62		59
Trustees’ and Chief Compliance Officer’s fees	26	13		18
Printing and mailing costs	186	245		193
Registration and filing fees	323	190		125
Transfer agent fees	1,314	2,435		2,006
Other	139	46		38

Total expenses	29,945	18,440		22,940

Less amounts waived	(516)	(4,171)		(3,121)

Net expenses	29,429	14,269		19,819

Net investment income (loss)	(7,964)	4,036		(6,054)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	223,546	135,142		314,124

Distributions of realized capital gains received from investment company affiliates	3	1		— (a)

Change in net unrealized appreciation/depreciation of investments in non-affiliates	492,238	222,527		225,799

Net realized/unrealized gains (losses)	715,787	357,670		539,923

Change in net assets resulting from operations	$707,823	$361,706		$533,869

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$240,432	$5,734	$137,761
Dividend income from affiliates	80	11	66

Total investment income	240,512	5,745	137,827

EXPENSES:
Investment advisory fees	94,246	4,969	35,774
Administration fees	12,118	332	4,593
Distribution fees:
Class A	8,194	31	3,032
Class B	92	2	—
Class C	4,322	73	2,208
Class R2	328	—	—
Shareholder servicing fees:
Class A	8,194	31	3,032
Class B	31	1	—
Class C	1,441	24	736
Class R2	164	—	—
Institutional Class	7,690	—	2,183
Select Class	7,193	938	4,534
Custodian and accounting fees	485	56	170
Professional fees	202	69	88
Trustees’ and Chief Compliance Officer’s fees	137	4	49
Printing and mailing costs	1,072	3	374
Registration and filing fees	521	54	264
Transfer agent fees	17,284	66	4,339
Other	360	19	88
Dividend expense to non-affiliates on securities sold short	—	4,379	—
Interest expense to non-affiliates on securities sold short	—	735	—

Total expenses	164,074	11,786	61,464

Less amounts waived	(26,840)	(1,668)	(7,418)

Net expenses	137,234	10,118	54,046

Net investment income (loss)	103,278	(4,373)	83,781

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,068,473	73,670	278,242
Futures	—	(1,177)	—
Securities sold short	—	(62,756)	—

Net realized gain (loss)	1,068,473	9,737	278,242

Distributions of realized capital gains received from investment company affiliates	6	— (a)	5
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,889,585	13,088	747,106
Futures	—	(28)	—
Securities sold short	—	(13,196)	—

Change in net unrealized appreciation/depreciation	1,889,585	(136)	747,106

Net realized/unrealized gains (losses)	2,958,064	9,601	1,025,353

Change in net assets resulting from operations	$3,061,342	$5,228	$1,109,134

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,964)	$6,260	$4,036	$5,474
Net realized gain (loss)	223,546	56,467	135,142	64,936
Distributions of capital gains received from investment company affiliates	3	—	1	—
Change in net unrealized appreciation/depreciation	492,238	252,716	222,527	143,890

Change in net assets resulting from operations	707,823	315,443	361,706	214,300

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(188)	(29)	(31)
From net realized gains	(21,773)	(670)	(4,217)	(75)
Class B
From net realized gains	(123)	(8)	—	—
Class C
From net investment income	—	—	—	(1)
From net realized gains	(4,242)	(106)	(1,100)	(15)
Class R2 (a)
From net investment income	—	—	— (c)	—
Class R5 (a)
From net investment income	—	(2,904)	— (c)	—
From net realized gains	(54,106)	(1,960)	—	—
Class R6 (a) (b)
From net investment income	—	—	(913)	—
Select Class
From net investment income	—	(1,645)	(3,282)	(4,620)
From net realized gains	(49,152)	(2,119)	(90,616)	(6,960)

Total distributions to shareholders	(129,396)	(9,600)	(100,157)	(11,702)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	987,358	338,022	1,551,394	(63,705)

NET ASSETS:
Change in net assets	1,565,785	643,865	1,812,943	138,893
Beginning of period	1,999,422	1,355,557	960,227	821,334

End of period	$3,565,207	$1,999,422	$2,773,170	$960,227

Accumulated undistributed (distributions in excess of) net investment income	$(7,786)	$(353)	$(535)	$(214)

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,054)	$155	$103,278	$98,124
Net realized gain (loss)	314,124	146,094	1,068,473	465,647
Distributions of capital gains received from investment company affiliates	— (a)	—	6	—
Change in net unrealized appreciation/depreciation	225,799	169,741	1,889,585	1,779,184

Change in net assets resulting from operations	533,869	315,990	3,061,342	2,342,955

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(14,338)	(25,622)
From net realized gains	(69,231)	(25,563)	(135,361)	(19,155)
Class B
From net realized gains	(943)	(531)	(524)	(292)
Class C
From net investment income	—	—	(38)	(2,608)
From net realized gains	(3,392)	(1,148)	(24,588)	(3,426)
Class R2
From net investment income	—	—	(201)	(363)
From net realized gains	(58)	(11)	(2,784)	(258)
Class R5
From net realized gains	(2,276)	(664)	—	—
Class R6
From net realized gains	(5,408)	(826)	—	—
Institutional Class
From net investment income	—	—	(69,637)	(64,280)
From net realized gains	—	—	(318,626)	(34,137)
Select Class
From net investment income	—	—	(17,743)	(27,916)
From net realized gains	(99,863)	(36,115)	(112,976)	(17,242)

Total distributions to shareholders	(181,171)	(64,858)	(696,816)	(195,299)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	251,309	(100,151)	18,077	3,305,779

NET ASSETS:
Change in net assets	604,007	150,981	2,382,603	5,453,435
Beginning of period	1,577,797	1,426,816	13,262,982	7,809,547

End of period	$2,181,804	$1,577,797	$15,645,585	$13,262,982

Accumulated undistributed (distributions in excess of) net investment income	$(5,808)	$(1,822)	$48,215	$48,644

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,373)	$(4,302)	$83,781	$27,476
Net realized gain (loss)	9,737	21,526	278,242	52,298
Distributions of capital gains received from investment company affiliates	— (a)	—	5	—
Change in net unrealized appreciation/depreciation	(136)	(12,985)	747,106	438,061

Change in net assets resulting from operations	5,228	4,239	1,109,134	517,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(6,931)	(4,504)
From net realized gains	—	—	(30,061)	(1,946)
Class C
From net investment income	—	—	(562)	(368)
From net realized gains	—	—	(7,282)	(536)
Institutional Class
From net investment income	—	—	(19,755)	(8,338)
From net realized gains	—	—	(54,303)	(2,763)
Select Class
From net investment income	—	—	(12,951)	(7,570)
From net realized gains	—	—	(42,336)	(2,914)

Total distributions to shareholders	—	—	(174,181)	(28,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	101,988	(174,093)	3,061,568	2,075,888

NET ASSETS:
Change in net assets	107,216	(169,854)	3,996,521	2,564,784
Beginning of period	343,786	513,640	3,696,923	1,132,139

End of period	$451,002	$343,786	$7,693,444	$3,696,923

Accumulated undistributed (distributions in excess of) net investment income	$(2,110)	$(2,483)	$57,743	$14,270

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$463,212	$118,895	$92,281	$17,130
Net assets acquired in Fund reorganization (See Note 8)	—	—	42,694	—
Distributions reinvested	21,355	834	4,242	106
Cost of shares redeemed	(135,058)	(80,737)	(16,208)	(5,274)

Change in net assets resulting from Class A capital transactions	$349,509	$38,992	$123,009	$11,962

Class B
Proceeds from shares issued	$342	$106	$—	$—
Distributions reinvested	118	7	—	—
Cost of shares redeemed	(599)	(752)	—	—

Change in net assets resulting from Class B capital transactions	$(139)	$(639)	$—	$—

Class C
Proceeds from shares issued	$101,473	$15,313	$11,105	$4,723
Net assets acquired in Fund reorganization (See Note 8)	—	—	1,648	—
Distributions reinvested	3,500	83	1,100	16
Cost of shares redeemed	(18,573)	(6,338)	(1,925)	(349)

Change in net assets resulting from Class C capital transactions	$86,400	$9,058	$11,928	$4,390

Class R2 (b)
Proceeds from shares issued	$—	$—	$51	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	632	—
Distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	(28)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$655	$—

Class R5 (b)
Proceeds from shares issued	$540,555	$327,999	$1	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	87	—
Distributions reinvested	54,106	4,864	— (a)	—
Cost of shares redeemed	(225,926)	(97,306)	—	—

Change in net assets resulting from Class R5 capital transactions	$368,735	$235,557	$88	$—

Class R6 (b) (c)
Proceeds from shares issued	$276,436	$—	$108,850	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	676,262	—
Distributions reinvested	—	—	906	—
Cost of shares redeemed	(11,268)	—	(751)	—

Change in net assets resulting from Class R6 capital transactions	$265,168	$—	$785,267	$—

Select Class
Proceeds from shares issued	$429,743	$347,648	$490,477	$425,901
Net assets acquired in Fund reorganization (See Note 8)	—	—	390,167	—
Distributions reinvested	20,345	264	82,318	10,102
Cost of shares redeemed	(532,403)	(292,858)	(332,515)	(516,060)

Change in net assets resulting from Select Class capital transactions	$(82,315)	$55,054	$630,447	$(80,057)

Total change in net assets resulting from capital transactions	$987,358	$338,022	$1,551,394	$(63,705)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	34,641	11,374	2,197	475
Shares issued in connection with Fund reorganization (See Note 8)	—	—	995	—
Reinvested	1,645	85	107	3
Redeemed	(10,120)	(7,790)	(381)	(147)

Change in Class A Shares	26,166	3,669	2,918	331

Class B
Issued	28	10	—	—
Reinvested	10	1	—	—
Redeemed	(50)	(79)	—	—

Change in Class B Shares	(12)	(68)	—	—

Class C
Issued	8,282	1,585	269	132
Shares issued in connection with Fund reorganization (See Note 8)	—	—	39	—
Reinvested	295	9	28	1
Redeemed	(1,524)	(669)	(46)	(10)

Change in Class C Shares	7,053	925	290	123

Class R2 (b)
Issued	—	—	2	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	15	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(1)	—

Change in Class R2 Shares	—	—	16	—

Class R5 (b)
Issued	39,731	32,409	— (a)	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	2	—
Reinvested	4,065	481	— (a)	—
Redeemed	(15,945)	(9,664)	—	—

Change in Class R5 Shares	27,851	23,226	2	—

Class R6 (b) (c)
Issued	19,372	—	2,551	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	15,676	—
Reinvested	—	—	20	—
Redeemed	(791)	—	(18)	—

Change in Class R6 Shares	18,581	—	18,229	—

Select Class
Issued	31,913	31,902	11,736	12,148
Shares issued in connection with Fund reorganization (See Note 8)	—	—	9,044	—
Reinvested	1,541	26	2,060	297
Redeemed	(38,838)	(28,131)	(7,967)	(14,229)

Change in Select Class Shares	(5,384)	3,797	14,873	(1,784)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,470	$48,342	$455,863	$1,210,890
Distributions reinvested	65,053	23,844	139,350	42,247
Cost of shares redeemed	(127,370)	(115,922)	(880,766)	(610,574)

Change in net assets resulting from Class A capital transactions	$55,153	$(43,736)	$(285,553)	$642,563

Class B
Proceeds from shares issued	$60	$163	$98	$334
Distributions reinvested	905	512	502	267
Cost of shares redeemed	(3,553)	(4,906)	(7,405)	(49,930)

Change in net assets resulting from Class B capital transactions	$(2,588)	$(4,231)	$(6,805)	$(49,329)

Class C
Proceeds from shares issued	$14,903	$2,471	$27,504	$133,195
Distributions reinvested	2,860	948	19,472	4,745
Cost of shares redeemed	(5,376)	(5,306)	(66,037)	(66,664)

Change in net assets resulting from Class C capital transactions	$12,387	$(1,887)	$(19,061)	$71,276

Class R2
Proceeds from shares issued	$1,589	$122	$21,879	$45,141
Distributions reinvested	58	11	2,790	576
Cost of shares redeemed	(276)	(90)	(20,179)	(10,908)

Change in net assets resulting from Class R2 capital transactions	$1,371	$43	$4,490	$34,809

Class R5
Proceeds from shares issued	$11,177	$4,842	$—	$—
Distributions reinvested	2,276	664	—	—
Cost of shares redeemed	(8,354)	(5,382)	—	—

Change in net assets resulting from Class R5 capital transactions	$5,099	$124	$—	$—

Class R6
Proceeds from shares issued	$33,802	$32,440	$—	$—
Distributions reinvested	4,757	826	—	—
Cost of shares redeemed	(12,254)	(4,753)	—	—

Change in net assets resulting from Class R6 capital transactions	$26,305	$28,513	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,953,853	$2,982,640
Distributions reinvested	—	—	315,542	79,639
Cost of shares redeemed	—	—	(1,555,034)	(1,002,437)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$714,361	$2,059,842

Select Class
Proceeds from shares issued	$235,397	$131,018	$551,560	$1,124,563
Distributions reinvested	84,914	30,576	120,569	34,904
Cost of shares redeemed	(166,729)	(240,571)	(1,061,484)	(612,849)

Change in net assets resulting from Select Class capital transactions	$153,582	$(78,977)	$(389,355)	$546,618

Total change in net assets resulting from capital transactions	$251,309	$(100,151)	$18,077	$3,305,779

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	4,546	2,246	13,275	42,201
Reinvested	2,708	1,214	4,172	1,526
Redeemed	(4,940)	(5,508)	(25,729)	(21,054)

Change in Class A Shares	2,314	(2,048)	(8,282)	22,673

Class B
Issued	3	11	4	12
Reinvested	53	35	15	10
Redeemed	(193)	(313)	(223)	(1,796)

Change in Class B Shares	(137)	(267)	(204)	(1,774)

Class C
Issued	673	134	830	4,806
Reinvested	140	55	602	176
Redeemed	(244)	(292)	(1,968)	(2,386)

Change in Class C Shares	569	(103)	(536)	2,596

Class R2
Issued	58	5	654	1,617
Reinvested	2	1	86	22
Redeemed	(10)	(4)	(599)	(378)

Change in Class R2 Shares	50	2	141	1,261

Class R5
Issued	397	207	—	—
Reinvested	86	31	—	—
Redeemed	(293)	(229)	—	—

Change in Class R5 Shares	190	9	—	—

Class R6
Issued	1,187	1,389	—	—
Reinvested	179	39	—	—
Redeemed	(432)	(204)	—	—

Change in Class R6 Shares	934	1,224	—	—

Institutional Class
Issued	—	—	55,438	101,790
Reinvested	—	—	9,240	2,827
Redeemed	—	—	(44,220)	(34,195)

Change in Institutional Class Shares	—	—	20,458	70,422

Select Class
Issued	8,322	5,687	15,917	38,813
Reinvested	3,204	1,429	3,571	1,250
Redeemed	(5,903)	(10,555)	(30,426)	(20,799)

Change in Select Class Shares	5,623	(3,439)	(10,938)	19,264

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,563	$5,478	$931,606	$586,395
Distributions reinvested	—	—	34,685	6,154
Cost of shares redeemed	(6,487)	(11,203)	(255,314)	(121,764)

Change in net assets resulting from Class A capital transactions	$(3,924)	$(5,725)	$710,977	$470,785

Class B
Proceeds from shares issued	$3	$3	$—	$—
Cost of shares redeemed	(325)	(870)	—	—

Change in net assets resulting from Class B capital transactions	$(322)	$(867)	$—	$—

Class C
Proceeds from shares issued	$505	$751	$164,051	$82,479
Distributions reinvested	—	—	6,053	752
Cost of shares redeemed	(3,141)	(5,233)	(28,716)	(20,667)

Change in net assets resulting from Class C capital transactions	$(2,636)	$(4,482)	$141,388	$62,564

Institutional Class
Proceeds from shares issued	$—	$—	$1,480,427	$953,269
Distributions reinvested	—	—	69,075	10,007
Cost of shares redeemed	—	—	(330,856)	(69,891)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,218,646	$893,385

Select Class
Proceeds from shares issued	$114,928	$29,513	$1,276,857	$759,414
Distributions reinvested	—	—	49,543	7,729
Cost of shares redeemed	(6,058)	(192,532)	(335,843)	(117,989)

Change in net assets resulting from Select Class capital transactions	$108,870	$(163,019)	$990,557	$649,154

Total change in net assets resulting from capital transactions	$101,988	$(174,093)	$3,061,568	$2,075,888

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	262	567	34,698	26,590
Reinvested	—	—	1,320	287
Redeemed	(663)	(1,165)	(9,483)	(5,402)

Change in Class A Shares	(401)	(598)	26,535	21,475

Class B
Issued	1	— (a)	—	—
Redeemed	(36)	(94)	—	—

Change in Class B Shares	(35)	(94)	—	—

Class C
Issued	54	81	6,062	3,602
Reinvested	—	—	232	35
Redeemed	(338)	(568)	(1,062)	(938)

Change in Class C Shares	(284)	(487)	5,232	2,699

Institutional Class
Issued	—	—	54,588	42,258
Reinvested	—	—	2,610	466
Redeemed	—	—	(12,230)	(3,137)

Change in Institutional Class Shares	—	—	44,968	39,587

Select Class
Issued	11,408	3,039	47,271	34,123
Reinvested	—	—	1,877	360
Redeemed	(607)	(19,620)	(12,507)	(5,249)

Change in Select Class Shares	10,801	(16,581)	36,641	29,234

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2014	$11.43	$(0.07	)(f)	$3.52	$3.45	$—	$(0.64)	$(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—

Class B
Year Ended June 30, 2014	10.50	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—

Class C
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—

Class R5
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—

Class R6
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.24	30.69%	$717,564	1.24%	(0.51)%		1.31%	62%
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102

12.97	30.15	2,417	1.74	(0.99)		1.81	62
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102

12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102

14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102

14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2014	$38.10	$(0.04	)(f)	$10.25	$10.21	$(0.02)	$(3.38)	$(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009(i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009(i) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (j)	—	— (j)

Class R2
March 14, 2014(i) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.91	27.96%	$156,016	1.24%	(0.08)%		1.41%	47%
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

44.87	4.56	688	1.47	(0.41)		1.60	47

45.15	4.77	91	0.78	0.27		0.91	47

45.15	4.78	823,036	0.73	0.34		0.86	47

45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2014	$22.99	$(0.13	)(f)(g)	$7.42	$7.29	$(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—

Class B
Year Ended June 30, 2014	17.00	(0.18	)(f)(g)	5.37	5.19	(2.79)
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—

Class C
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—

Class R2
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—

Class R5
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

Class R6
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.49	33.44%	$765,310	1.24%	(0.51	)%(g)	1.37%	69%
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82

19.40	32.81	5,243	1.72	(0.98	)(g)	1.87	69
17.00	22.99	6,923	1.73	(0.69	)(h)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(i)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82

23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82

29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82

30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2014	$31.68	$0.15	(d)(e)	$7.02	$7.17	$(0.15)	$(1.45)	$(1.60)
Year Ended June 30, 2013	25.80	0.19	(d)(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(d)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(d)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(d)	3.48	3.67	—	—	—

Class B
Year Ended June 30, 2014	31.05	(0.03	)(d)(e)	6.89	6.86	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(d)(f)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(d)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(d)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(d)	3.39	3.49	—	—	—

Class C
Year Ended June 30, 2014	30.84	(0.03	)(d)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(d)(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(d)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(d)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(d)	3.40	3.50	—	—	—

Class R2
Year Ended June 30, 2014	30.81	0.06	(d)(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(d)(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(d)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(d)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(d)	3.42	3.57	—	—	—

Institutional Class
Year Ended June 30, 2014	32.26	0.32	(d)(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(d)(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(d)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(d)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(d)	3.52	3.81	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2014	31.95	0.23	(d)(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(d)(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(d)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(d)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(d)	3.49	3.73	— (g)	—	— (g)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.25	23.25%	$3,404,974	1.23%	0.42	%(e)	1.37%	25%
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34

36.46	22.67	10,619	1.72	(0.08	)(e)	1.87	25
31.05	24.42	15,382	1.74	0.13	(f)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34

36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34

36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34

37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34

37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2014	$9.79	$(0.13	)(e)	$0.25	$0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)(f)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)

Class B
Year Ended June 30, 2014	9.31	(0.17	)(e)	0.25	0.08
Year Ended June 30, 2013	9.29	(0.17	)(e)(f)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)

Class C
Year Ended June 30, 2014	9.33	(0.17	)(e)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)

Select Class
Year Ended June 30, 2014	9.94	(0.11	)(e)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011 and 1.49% and 1.94% for 2010; for Class B are 1.99% and 2.41 for the year ended June 30, 2014, 2.16% and 2.38% for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Class C are 1.99% and 2.40 for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Select Class are 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011 and 1.24% and 1.69% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$9.91	1.23%	$10,301	2.78%	(1.36)%		3.20%	106%	227%
9.79	1.03	14,101	3.04	(1.13	)(f)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348

9.39	0.86	209	3.28	(1.88)		3.70	106	227
9.31	0.22	530	3.70	(1.82	)(f)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348

9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348

10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2014	$24.64	$0.34	(d)	$5.03	$5.37	$(0.16)	$(0.70)	$(0.86)
Year Ended June 30, 2013	19.96	0.22	(d)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(d)	3.17	3.40	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2014	24.61	0.20	(d)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(d)	3.17	3.32	(0.12)	—	(0.12)

Institutional Class
Year Ended June 30, 2014	24.74	0.48	(d)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(d)	3.18	3.49	(0.26)	—	(0.26)

Select Class
Year Ended June 30, 2014	24.72	0.42	(d)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(d)	3.19	3.46	(0.23)	—	(0.23)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.15	22.19%	$1,701,250	1.24%	1.26%	1.33%	36%
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45

29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45

29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45

29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014 to accommodate the business combination (See Note 8.).

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities. Effective July 23, 2014, the Fund’s investment objective changed to seeks growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Mid Cap Equity Fund acquired all of the assets and liabilities of JPMorgan Mid Cap Core Fund in a reorganization on March 14, 2014. Please refer to footnote 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,601,461	$—	$—	$3,601,461

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,774,132	$—	$—	$2,774,132

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,145,336	$—	$—	$2,145,336

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,704,461	$—	$—	$15,704,461

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$448,813	$—	$—	$448,813

Total Liabilities for Securities Sold Short (a)	$(389,032)	$—	$—	$(389,032)

Depreciation in Other Financial Instruments
Futures Contracts	$(21)	$—	$—	$(21)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,684,403	$—	$—	$7,684,403

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$9,251	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	5,329
Ending Notional Balance Short	5,571

(a)	For the period August 1, 2013 through August 31, 2013.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$—	(a)	$531	$(531)
Mid Cap Equity Fund	693		(133)	(560)
Mid Cap Growth Fund	(3)		2,068	(2,065)
Mid Cap Value Fund	—		(1,750)	1,750
Multi-Cap Market Neutral Fund	(4,798)		4,746	52
Value Advantage Fund	—	(a)	(109)	109

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating losses, investments in real estate investment trusts, investments in partnerships and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$590	$—	(a)
Mid Cap Equity Fund	178	2
Mid Cap Growth Fund	74	1
Mid Cap Value Fund	44	6
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	462	4

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.80%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014, except Growth Advantage Fund Class R6 which is in place until at least December 31, 2014 and Mid Cap Equity Fund which is in place until at least October 31, 2016. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$6	$—	$351	$357
Mid Cap Equity Fund	950	572	2,546	4,068
Mid Cap Growth Fund	1,126	1,262	653	3,041
Mid Cap Value Fund	7,675	10,005	8,306	25,986
Multi-Cap Market Neutral Fund	332	271	994	1,597
Value Advantage Fund	1,147	3,315	2,183	6,645

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$17	$17
Mid Cap Growth Fund	3	—	3	6
Mid Cap Value Fund	1	—	15	16

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 was as follows (amounts in thousands):

Growth Advantage Fund	$142
Mid Cap Equity Fund	103
Mid Cap Growth Fund	74
Mid Cap Value Fund	838
Multi-Cap Market Neutral Fund	71
Value Advantage Fund	773

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,609,784	$1,746,940	$—	$—
Mid Cap Equity Fund	1,024,762	731,652	—	—
Mid Cap Growth Fund	1,302,822	1,282,372	—	—
Mid Cap Value Fund	3,518,573	4,310,752	—	—
Multi-Cap Market Neutral Fund	382,073	387,381	440,170	433,377
Value Advantage Fund	4,498,620	1,856,063	—	—

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$2,639,880	$1,015,816	$54,235	$961,581
Mid Cap Equity Fund	2,084,042	712,580	22,490	690,090
Mid Cap Growth Fund	1,510,459	667,233	32,356	634,877
Mid Cap Value Fund	10,410,147	5,306,583	12,269	5,294,314
Multi-Cap Market Neutral Fund	377,909	74,422	3,518	70,904
Value Advantage Fund	6,368,767	1,354,153	38,517	1,315,636

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Growth Advantage Fund	$41,088	$88,308	$129,396
Mid Cap Equity Fund	33,507	66,650	100,157
Mid Cap Growth Fund	1,961	179,210	181,171
Mid Cap Value Fund	235,213	461,603	696,816
Value Advantage Fund	93,947	80,234	174,181

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$3,788	$5,812	$9,600
Mid Cap Equity Fund	5,458	6,244	11,702
Mid Cap Growth Fund	—	64,858	64,858
Mid Cap Value Fund	120,789	74,510	195,299
Value Advantage Fund	20,780	8,159	28,939

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$34,819	$102,382	$—	$961,581
Mid Cap Equity Fund	24,678	66,846	—	690,090
Mid Cap Growth Fund	33,076	161,934	(13,557)	634,877
Mid Cap Value Fund	159,009	647,503	(34,731)	5,294,314
Multi-Cap Market Neutral Fund	—	—	(29,615)	24,646
Value Advantage Fund	115,342	119,378	—	1,315,636

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, investments in partnerships, loss deferrals on unsettled short sales, late year ordinary loss deferrals and post-October capital loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2014, the Funds did not have post-enactment capital loss carryforwards.

As of June 30, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Growth Fund	$—	$—	$13,557	*	$13,557	*
Mid Cap Value Fund	—	—	34,731	*	34,731	*
Multi-Cap Market Neutral Fund	29,615	—	—		29,615

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2014 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforward Utilized
Mid Cap Growth Fund	$25,463
Mid Cap Value Fund	6,654
Multi-Cap Market Neutral Fund	9,584

Late year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2014 the following Funds deferred to July 1, 2014 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Growth Advantage Fund	$7,762	$—	$—
Multi-Cap Market Neutral Fund	2,074	17,757	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014. Average borrowings from the Facility for the year ended June 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Growth Advantage Fund	$29,339	0.19%	2	$—	(a)
Mid Cap Equity Fund	11,650	0.20	3	—	(a)

(a)	Amount rounds to less than $1,000.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, as of June 30, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	39.6%
Mid Cap Equity Fund	—	28.1
Multi-Cap Market Neutral Fund	91.8%	—
Value Advantage Fund	—	16.9

Additionally, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2014, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82
Acquiring Fund

Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$7,170
Net realized/unrealized gains (losses)	555,924

Change in net assets resulting from operations	$563,094

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 14, 2014.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2014

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financal Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,046.30	$6.34	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,043.40	8.87	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,043.40	8.82	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R5
Actual*	1,000.00	1,048.00	4.37	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Class R6
Actual*	1,000.00	1,048.70	4.06	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,046.90	5.38	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,081.10	6.40	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,078.60	8.97	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R2
Actual**	$1,000.00	$1,045.60	$4.45	1.47%
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class R5
Actual**	1,000.00	1,047.70	2.36	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Class R6
Actual**	1,000.00	1,047.80	2.21	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Select Class
Actual*	1,000.00	1,082.80	4.60	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,085.30	6.41	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,082.60	8.98	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,082.50	8.98	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,084.40	7.24	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class R5
Actual*	1,000.00	1,087.70	4.09	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,087.90	3.83	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,086.90	4.81	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,079.10	6.34	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,076.50	8.96	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,076.40	8.96	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,077.80	7.68	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual*	1,000.00	1,081.70	3.82	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,080.40	5.06	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual*	$1,000.00	$998.00	$13.87	2.80%
Hypothetical*	1,000.00	1,010.91	13.96	2.80
Class B
Actual*	1,000.00	995.80	16.63	3.36
Hypothetical*	1,000.00	1,008.13	16.73	3.36
Class C
Actual*	1,000.00	995.80	16.33	3.30
Hypothetical*	1,000.00	1,008.43	16.43	3.30
Select Class
Actual*	1,000.00	999.00	12.54	2.53
Hypothetical*	1,000.00	1,012.25	12.62	2.53

Value Advantage Fund
Class A
Actual*	1,000.00	1,077.20	6.33	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,074.30	8.90	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual*	1,000.00	1,079.60	3.76	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Select Class
Actual*	1,000.00	1,078.50	5.05	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I, including Mid Cap Equity Fund and Value Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMFMFG held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMFMFG, including Mid Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	248,045
Withheld	2,166

Dr. Matthew Goldstein
In Favor	247,867
Withheld	2,343

Robert J. Higgins
In Favor	193,893
Withheld	56,317

Frankie D. Hughes
In Favor	247,973
Withheld	2,237

Peter C. Marshall
In Favor	247,787
Withheld	2,423

Mary E. Martinez
In Favor	247,969
Withheld	2,241

Marilyn McCoy
In Favor	248,057
Withheld	2,153

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	248,056
Withheld	2,154

William G. Morton, Jr.
In Favor	247,904
Withheld	2,306

Robert A. Oden, Jr.
In Favor	247,855
Withheld	2,355

Marian U. Pardo
In Favor	248,110
Withheld	2,101

Frederick W. Ruebeck
In Favor	247,773
Withheld	2,437

James J. Schonbachler
In Favor	247,959
Withheld	2,251

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

J.P. Morgan Mutual Fund Investment Trust

JPMMFIT held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMMFIT, including Growth Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	215,054
Withheld	617

Dr. Matthew Goldstein
In Favor	215,008
Withheld	662

Robert J. Higgins
In Favor	208,280
Withheld	7,391

Frankie D. Hughes
In Favor	215,086
Withheld	584

Peter C. Marshall
In Favor	215,045
Withheld	625

Mary E. Martinez
In Favor	215,037
Withheld	633

Marilyn McCoy
In Favor	215,057
Withheld	614

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	215,054
Withheld	616

William G. Morton, Jr.
In Favor	215,030
Withheld	640

Robert A. Oden, Jr.
In Favor	215,047
Withheld	623

Marian U. Pardo
In Favor	215,021
Withheld	649

Frederick W. Ruebeck
In Favor	215,049
Withheld	621

James J. Schonbachler
In Favor	215,049
Withheld	622

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816
Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	13,083
Against	326
Abstain	229
Broker Non Votes	15,311

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	39,826
Against	593
Abstain	529
Broker Non Votes	12,639

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Growth Advantage Fund	25.37%
Mid Cap Equity Fund	42.27
Mid Cap Growth Fund	33.89
Mid Cap Value Fund	81.33
Value Advantage Fund	58.86

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$88,308
Mid Cap Equity Fund	66,650
Mid Cap Growth Fund	179,210
Mid Cap Value Fund	461,603
Value Advantage Fund	80,234

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$21,512
Mid Cap Equity Fund	18,956
Mid Cap Growth Fund	1,961
Mid Cap Value Fund	235,213
Value Advantage Fund	93,947

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2014. All rights reserved. June 2014.

AN-MC-614

ITEM 2.
CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must
briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.
AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.
PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $27,150

2013 – $27,001

(b) Disclose, under
the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 – $5,020

2013 – $11,830

Audit-related
fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014
– $8,330

2013 – $7,950

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e)
(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the
“Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any
Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit
Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50
percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit
fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2013 - $33.7 million

2012 - $31.6 million

(h) Disclose
whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to
Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.
AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule
10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the
registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C.
78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.
SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF
PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the
Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by
which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17
CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the
conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)
under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the
Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s
principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17
CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.
EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal
Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A
separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule
30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

September 4, 2014

By:

/s/ Laura M. Del Prato

Laura M. Del Prato

Treasurer and Principal Financial Officer

September 4, 2014